Supplement dated May 1, 2025 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2025 for the Pacific Odyssey Advantage Variable Annuity individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Odyssey Advantage Variable Annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectus or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing the variable annuity product name “Pacific Odyssey Advantage Variable Annuity” or by searching the Contract file number: “333-283568” under SEARCH FILINGS - more search options.

We are issuing this Supplement to update the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the Initial Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement.

This Rate Sheet Supplement also provides current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Portfolio Income Benefit optional rider in effect on or after the date below. For complete information about the Portfolio Income Benefit optional rider, see the Prospectus.

The percentages below apply to applications signed on or after May 1, 2025.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 722-4448 to confirm the most current percentages.

KEY INFORMATION

Important information you should consider about the Pacific Odyssey Advantage individual flexible premium deferred variable annuity contract.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Loans under the Contract, if available, are charged interest. Advisory fees for services provided by your financial professional taken from your Contract Value or other assets and are not reflected in the Annual Fees below. If such fees were reflected, the annual costs of your Contract would be higher.

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.35%[1,2]	0.45%[1]
	2. Investment Options (Fund fees and expenses)	0.03%[3]	2.54%[3]
	3. Optional Benefits (for a single optional benefit, if elected)	0.20%[4]	1.30%[4]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
	Lowest Annual Cost: $457.97	Highest Annual Cost: $3,732.14

Assumes:

●       Investment of $100,000

●       5% annual appreciation

●       Least expensive combination of base Contract and Fund fees and expenses

●       No optional benefits

●       No sales charges

●       No additional purchase payments, transfers, or withdrawals

●       No loans or loan interest charges

Assumes:

●       Investment of $100,000

●       5% annual appreciation

●       Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

●       No sales charges

●       No additional purchase payments, transfers, or withdrawals

●       No loans or loan interest charges

1	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.
2	The Mortality and Expense Risk charge is reduced from 0.30% to 0.25% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is between $500,000 and $999,999.99. The Mortality and Expense Risk charge is reduced from 0.30% to 0.20% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is $1,000,000 or greater. See the CHARGES, FEES AND ADJUSTMENTS - Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge sections.
3	As a percentage of Fund assets.
4	As a percentage of the Protected Payment Base (for an optional living benefit) and average daily Variable Account Value (for an optional death benefit).

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Portfolio Income Benefit	1.30%	5.0%

The current Withdrawal Percentages are the following:

Age*	Portfolio Income Benefit (Single)	Portfolio Income Benefit (Joint)
Before 59½	0.00%	0.00%
59½	4.00%	3.50%
60	4.00%	3.50%
61	4.25%	3.75%
62	4.50%	4.00%
63	4.75%	4.25%
64	5.00%	4.50%
65	5.25%	4.75%
66	5.30%	4.80%
67	5.35%	4.85%
68	5.40%	4.90%
69	5.45%	4.95%
70	5.50%	5.00%
71	5.55%	5.05%
72	5.60%	5.10%
73	5.65%	5.15%
74	5.70%	5.20%
75	5.75%	5.25%
76	5.80%	5.30%
77	5.85%	5.35%
78	5.90%	5.40%
79	5.95%	5.45%
80	6.00%	5.50%
81	6.05%	5.55%
82	6.10%	5.60%
83	6.15%	5.65%
84	6.20%	5.70%
85	6.25%	5.75%
86	6.30%	5.80%
87	6.35%	5.85%
88	6.40%	5.90%
89	6.45%	5.95%
90	6.50%	6.00%
91	6.55%	6.05%
92	6.60%	6.10%
93	6.65%	6.15%
94	6.70%	6.20%
95 and older	6.75%	6.25%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

In order for you to receive the percentages reflected above, your application must be signed on or after the date referenced above, your application must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

●	If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.
●	If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.
●	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Portfolio Income Benefit, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. RSS-7500-25A

PACIFIC ODYSSEY ADVANTAGE®	STATUTORY PROSPECTUS May 1, 2025

This prospectus describes Pacific Odyssey Advantage, an individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) through Separate Account A of Pacific Life.

This variable annuity is intended to be purchased by Contract Owners that have engaged a financial professional for ongoing investment advisory services and the financial professional will manage their Contract for an advisory fee. The advisory fee that the financial professional charges the Contract Owner is covered in a separate agreement between the Contract Owner and the financial professional, and is separate from, and in addition to, the variable annuity fees and expenses that are described in this Prospectus. If the Contract Owner elects to pay an advisory fee from his or her Contract Value, then this deduction will reduce the death benefits, may reduce benefits under an optional benefit rider, and may be subject to federal and state income taxes, and a 10% federal tax penalty. The ability to deduct an advisory fee from Contract Value may not be an available option through your financial intermediary. For further details, please speak with your financial professional and your tax advisor. For more information, see WITHDRAWALS – Optional Withdrawals – Withdrawals to Pay Advisory Fees and FEDERAL TAX ISSUES – Non-Qualified Contracts-General Rules – Taxes Payable on Withdrawals Prior to the Annuity Date, 10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments, and the Advisory Fees subsections.

This Contract offers various optional living and death benefit riders for an additional cost. Work with your financial professional to determine which benefits are best suited to your financial needs.

In this Statutory Prospectus (“Prospectus”), you and your mean the Contract Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Odyssey Advantage, an contract, unless we state otherwise.

The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in possible negative tax consequences, including federal income tax on any taxable portion and a tax penalty of 10% if you have not reached age 59 ½.

The Contract is an insurance contract designed to help you accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis. A list of Funds and various Investment Options available under the Contract is available in APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.  If the Contract is purchased through a tax-qualified IRA or plan, it provides no additional tax benefit to the investor beyond that already provided under the Internal Revenue Code. The Contract may be offered for use in connection with other types of qualified plans in the future. This prospectus describes all material terms of the Contract, including state variations.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value plus a refund of any amount used to pay premium taxes and/or any other taxes. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that apply.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. Pacific Life reserves the right to stop accepting additional Purchase Payments. As a result, Contract Owners would no longer be able to increase their Contract Values, death benefits, or any living benefits through Purchase Payments.The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). Each Fund is described in its Prospectus and its SAI.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

You should be aware that the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal and previous earnings. All obligations and guarantees under the Contract are subject to the creditworthiness and claims-paying ability of the Company.

Where To Go For More Information Back Cover

SPECIAL TERMS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. See ADDITIONAL INFORMATION – State Variations in the prospectus for Contracts issued in California.

Annuity Date – The date annuity payments are scheduled to begin if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum annuity date is dated in your Contract and is the latest date we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See ADDITIONAL INFORMATION – State Variations in the prospectus for Contracts issued in California.

Business Day – Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Standard Time. In this Prospectus, references to “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. If any transaction is requested for a day that does not exist in a given calendar month, it will occur on the last day of such month. Any systematic pre-authorized transaction scheduled to occur on December 30th or December 31st where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable values at the close of that Business Day.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date. See ADDITIONAL INFORMATION – State Variations in the prospectus for Contracts issued in California.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change Beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits. See ADDITIONAL INFORMATION – State Variations in the prospectus for Contracts issued in California.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option (“DCA Plus”) – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Excess Advisory Fee– A withdrawal to pay advisory fees that exceeds 1.50% annually of Contract Value. Advisory fee withdrawals will reduce the death benefit under the Contract. Excess Advisory Fee withdrawals will negatively impact the benefits offered by an optional death benefit rider, are not permitted if you elect an optional living benefit rider and are subject to federal and state income taxes and a 10% federal tax penalty.

Fund – One of the underlying funds offered by a registered open-end management investment company as Variable Investment Options under the Contract.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other investment separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Investment Option, any fixed option, or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Loan Account – The account in which the Contract Value equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount of Contract Value, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (or “Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (or the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Subaccount (“Variable Investment Option”) – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the Variable Annuity Payment Amounts section of the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option (“Subaccount”) – An investment division of the Separate Account. Each Variable Investment Option invests its assets in the shares of a corresponding Fund.

OVERVIEW OF THE CONTRACT

Purpose

The Contract is designed for long-term financial planning. This Contract may be appropriate for you if you are looking for retirement income or you want to meet other long-term financial objectives. You can lose money by investing money in the Contract, it is possible to lose 100% of your principal and previous earnings. Discuss with your financial professional whether a variable annuity, a living benefit rider, and/or a death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

We offer a variety of variable annuity contracts. Not every contract we issue is available through every selling broker-dealer. Upon request, your financial professional can provide information regarding our other variable annuity contracts that his or her broker-dealer makes available. You can also contact us to find out more about the availability of any of our variable annuity contracts.

Some selling broker-dealers may not recommend certain features and options of the Contract, as well as limit the overall availability of the Contract, based on issue age or other general investor suitability criteria established by the selling broker-dealer. For example, a firm may choose not to recommend certain optional benefits or Investment Options that are described in this Prospectus. Only those Investment Options and optional benefits available through your firm will be available under your Contract. Before you purchase the Contract, you should ask your financial professional for details about the specific Investment Options, features and optional benefits available through their firm. If a particular feature that interests you is not recommended through your broker-dealer, you may want to contact another broker-dealer or us to explore its availability.

Phases of the Contract

This Contract has two phases, the accumulation (savings) phase and the annuitization (income) phase. The accumulation phase begins on your Contract Date and continues until your Annuity Date. During this phase, you can put money into your Contract and earnings accumulate on a tax-deferred basis. When you put money into your Contract, you can invest in Funds that have their own investment objectives, strategies, risks, and expenses and/or you can put your money in the DCA Plus Fixed Option that offers a guaranteed minimum interest rate and is used to dollar cost average to the Funds you selected. See the appendix FIXED OPTIONS (OFFERED UNDER DCA PLUS) AVAILABLE UNDER THE CONTRACT for more information.

A list of Funds currently available is provided in an appendix. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

The annuitization (income) phase occurs when you annuitize your Contract and turn your Contract into a stream of income payments over a fixed period or for life. You can choose fixed or variable payments, or a combination of both. For variable payments, the payment amount will vary based on the performance of the Funds you choose. When you annuitize, you will be unable to make withdrawals and death benefits and living benefits will terminate.

In general, if you choose a guaranteed minimum withdrawal benefit rider, it may not be appropriate for you to annuitize the Contract before the maximum Annuity Date because the guaranteed minimum withdrawal benefit riders already provide for lifetime income in the form of the Protected Payment Amount while also allowing for the accumulation of Contract Value and a death benefit. If you choose to annuitize the Contract before the maximum Annuity Date, you will be giving up your Contract Value, death benefit, and rider guarantees, and it is possible that the annuity payment amount will be less than the Protected Payment Amount. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g., payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing. Please note that if you annuitize, you will be unable to make withdrawals from the Contract.

Contract Features

Accessing your Money. Before you annuitize, you can withdraw money from your Contract. There are no withdrawal charges associated with the Contract. However, if you take a withdrawal, you may have to pay income taxes, including a 10% federal tax penalty if you are younger than age 59½. Withdrawals (including advisory fee withdrawals) may reduce the death benefit or a guaranteed living benefit, potentially by more than the amount withdrawn, and could result in the termination of a living benefit.

Loans. If available, certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise, loans from us are not permitted. You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Interest will be charged on your Contract Debt at a 5% fixed annual rate, and the amount of Contract Value held in the Loan Account to secure your loan will earn interest at a 3% fixed annual rate. Therefore, the net amount of annualized interest you will pay on your loan will be 2%. Taking a loan may have tax consequences. See the ADDITIONAL INFORMATION—Loans and Qualified Contract - General Rules sections for more information.

Advisory Fee Withdrawals. Withdrawals may be made from the Contract to pay for advisory fees to a fee-based investment advisor and/or third-party investment advisor. Withdrawals from your Contract to pay advisory fees (regardless of percentage or amount withdrawn) reduce the Contract Value by the withdrawal amount. A withdrawal to pay advisory fees that exceeds 1.50% annually of Contract Value is considered an “Excess Advisory Fee” withdrawal. Advisory fee withdrawals will immediately reduce the death benefit amount under your Contract. Excess Advisory Fee withdrawals will negatively impact the benefits provided by an optional death benefit rider and are not permitted if you elect an optional living benefit rider. Excess Advisory Fee Withdrawals may also be subject to federal and state income taxes and a 10% federal tax penalty. The ability to deduct advisory fees from Contract Value may not be an available option through your financial intermediary.

Tax Treatment. You may transfer Contract Value among the Funds without paying any current income tax and any earnings are generally tax-deferred. You are subject to tax and potential tax penalties when you make a withdrawal or surrender your Contract, receive an income payment from the Contract, or upon payment of a death benefit.

Death Benefits. The Contract provides a death benefit payout, at no additional cost, to your Beneficiaries during the accumulation phase. The Death Benefit Amount for the standard death benefit is the Net Contract Value. For an additional cost, an optional death benefit rider may be purchased at Contract purchase, which can increase the amount of money payable to your Beneficiaries. The riders that are currently available are:

● Return of Purchase Payments Death Benefit

For more information, including restrictions, and when you may purchase death benefit riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Death Benefit Riders sections.

Living Benefits. You may purchase an optional guaranteed minimum withdrawal benefit rider for an additional cost. The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals up to an annual limit during the accumulation phase beginning at the age for lifetime withdrawals specified by the rider, if certain conditions are met. The riders that are currently available are:

● Portfolio Income Benefit

For more information, restrictions, and when you may purchase available riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Living Benefit Riders sections.

Additional Services. You can have only one dollar cost averaging program in effect at one time. See the Benefits Available Under the Rider and Systematic Transfer Options sections for more information and restrictions.

● Dollar Cost Averaging (DCA). Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase.

● DCA Plus. Allows transfers from the DCA Plus Fixed Option, which earns a minimum guaranteed interest, to one or more Variable Investment Options.

● Portfolio Rebalancing. Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify, can be rebalanced on a quarterly, semi-annual, or annual basis.

For more information, including restrictions, see the BENEFITS AVAILABLE UNDER THE CONTRACT section.

If you have any questions about the benefits or services that apply to your Contract, contact your financial professional for more information.

KEY INFORMATION

Important information you should consider about the Pacific Odyssey Advantage Contract.

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?	No. There are no withdrawal charges.			Fee Tables
Are There Transaction Charges?

Yes. If available through your financial intermediary and depending on your arrangement, advisory fees and other transaction-based charges may be deducted from Contract Value to pay your financial intermediary. There are no other transaction charges under this Contract (for example, sales loads, or wire transfer fees). Currently, we do not charge a transfer fee (transfers between Investment Options) but we reserve the right to charge a transfer fee in the future and may charge $25 for each transfer above 25 transfers in a calendar year.

Withdrawals – Optional Withdrawals – Withdrawals to Pay Advisory Fees
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Loans under the Contract, if available, are charged interest. Ongoing or flat fee transaction-based advisory fees for services provided by your financial professional taken from your Contract Value or other assets and are not reflected in the Annual Fees below. If such fees were reflected, the annual costs of your Contract would be higher.

Fee Tables

Appendix: Investment Options Available Under the Contract

Charges, Fees and Adjustments – Living Benefit Rider Charges

Charges, Fees and Adjustments– Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge

Withdrawals – Optional Withdrawals – Withdrawals to Pay Advisory Fees

Additional Information – Loans

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.35%[1,2]	0.45%[1]
	2. Portfolio Company fees and expenses	0.03%[3]	2.54%[3]
	3. Optional Benefits (for a single optional benefit, if elected)	See Rate Sheet Supplement[4]	See Rate Sheet Supplement[4]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: See Rate Sheet Supplement	Highest Annual Cost: See Rate Sheet Supplement

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Least expensive combination of base Contract and Fund fees and expenses

● No optional benefits

● No sales charges or advisory fees

● No additional purchase payments, transfers, or withdrawals

● No loans or loan interest charges

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

● No sales charges or advisory fees

● No additional purchase payments, transfers, or withdrawals

● No loans or loan interest charges

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 The Mortality and Expense Risk charge is reduced from 0.30% to 0.25% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is between $500,000 and $999,999.99. The Mortality and Expense Risk charge is reduced from 0.30% to 0.20% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is $1,000,000 or greater. See the CHARGES, FEES AND ADJUSTMENTS - Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge sections.

3 As a percentage of Fund net assets.

4 As a percentage of the Protected Payment Base (depending on the optional living benefit selected) or average daily Variable Account Value (for an optional death benefit).

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including 100% loss of principal and previous earnings.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the Contract may result in taxes and tax penalties.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g. Funds).

Each Investment Option (including any fixed option) will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Investment Options Available Under the Contract
What Are the Risks Related to the Insurance Company?

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 722-4448 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes. Not all Variable Investment Options may be available to you.

Transfers between Variable Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply.

Certain Funds may stop accepting additional investments into the Fund or a Fund may liquidate. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transfers and Market-Timing Restrictions Additional Information-Changes to All Contracts Appendix: Investment Options Available Under the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?

Yes. Currently no optional living benefits limit or restrict the Investment Options that you may select under the Contract. We may change these limits or restrictions in the future.

Withdrawals, including withdrawals to pay advisory fees, that exceed withdrawal limits specified by an optional living benefit may affect the availability of the benefit, by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

We may stop offering an optional living benefit or optional death benefit at any time, including for current Contract Owners who have not yet purchased the rider.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. If we exercise that right, you will not be able to increase protected amounts or your Contract Value through additional Purchase Payments.

The optional death and/or living benefits may not be available through your financial professional or your state. You may obtain information about the optional benefits that are available to you by contacting your financial professional. Please also see ADDITIONAL INFORMATION – State Variations for information about variations to your contract, including optional death and/or living benefits available in your state.

If available, certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise, loans from us are not permitted. You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. The maximum loan amount may not exceed the lesser of 50% of the amount available for withdrawal under this Contract or $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan. The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount held in the Loan Account to secure your loan will earn a 3% annual return. Therefore, the net amount of interest you will pay on your loan will be 2% annually. Taking a loan may have negative tax consequences. Taking a loan while an optional living benefit rider is in effect will terminate your rider.

Withdrawals to pay advisory fees, like all withdrawals, will reduce the Cash Value and standard death benefit amount under your Contract. Excess Advisory Fee withdrawals will negatively impact the benefits provided by an optional death benefit rider and are not permitted if you elect an optional living benefit rider. Excess Advisory Fee Withdrawals may also be subject to federal and state income taxes and a 10% federal tax penalty. The ability to deduct advisory fees from Contract Value may not be an available option through your financial intermediary.

Death Benefits and Optional Death Benefit Riders

Death Benefit Riders

Living Benefit Riders

Additional Information – Loans

Withdrawals – Optional Withdrawals – Withdrawals to Pay Advisory Fees

Appendix: Investment Options Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½. Tax consequences for loans and withdrawals generally differ.

Federal Tax Issues Principal Risks of Investing in the Contract – Tax Consequences

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling this Contract to you in the form of advisory fees, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment.

Distribution Arrangements
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from an Investment Option or from the Contract. State premium taxes may also be deducted.

The fees and expenses below do not reflect an advisory fee paid to your financial professional, which are deducted from the Contract Value or other assets. If such charges are reflected, the fees and expenses would be higher.

Transaction Expenses

Maximum Withdrawal Charge	None
Transfer Fee (per transfer after 25 in a calendar year, currently not imposed)	$25

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Base Contract Expenses (as a percentage of average daily Variable Account Value)[1]	0.45%
Optional Benefit Expenses
Guaranteed Minimum Withdrawal Benefit Maximum Charges (as a percentage of the Protected Payment Base)[2]
Portfolio Income Benefit[2]	1.30%
Death Benefit Maximum Charge (as a percentage of average daily Variable Account Value)
Return of Purchase Payments Death Benefit	0.20%
Optional Loan Expenses
Loan Interest Rate (net)[3]	2.00%

1  As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee. The Mortality and Expense Risk Charge percentage may decrease or increase based on your Contract Value. The Mortality and Expense Risk Charge and the Administrative Fee will stop at the Annuity Date if you select fixed annuity payments. See the Mortality and Expense Risk Charge and Administrative Fee sections for more information.

2 The current charge for new elections for these riders is disclosed in a Rate Sheet Prospectus Supplement.

3 Not currently available to any Contract Owner. As a percentage of Contract Debt. This net percentage factors in a 5% fixed annual rate charged on your Contract Debt and a 3% annual return on the loaned amount held in the Loan Account. See ADDITIONAL INFORMATION—Loans.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Investment Options available under the Contract, including their annual expenses, may be found in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.03%	2.54%

Examples

This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in variable annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Example assumes all Contract Value is allocated to the Variable Options.

The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not account for withdrawals from your Contract Value or other assets to pay advisory fees. If these were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

● If you surrender or annuitize your Contract at the end of the applicable time period, or do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$5,719	$17,461	$29,578	$61,266

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Market Risk

You can lose money by investing in this Contract, including loss of principal. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you have chosen. Each Investment Option will have its own unique risks. The value of each Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. Certain Investment Options may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions. You bear the risk of any Investment Option you choose.

You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting PacificLife.com/Prospectuses. No assurance can be given that a Fund will achieve its investment objectives. The risk could also have a significant negative impact on certain benefits and guarantees under the Contract. The Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Early Withdrawal Risks

This Contract is not suitable as short-term savings vehicle. This Contract may not be the right one for you if you need to withdraw money for short-term needs, because tax penalties for early withdrawal may apply. Additionally, since the benefits associated with the guaranteed minimum withdrawal benefit riders are not available until the Designated Life is 59½ (Portfolio Income Benefit) years of age or older, early withdrawals may reduce or terminate the benefits associated with the riders.

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, an optional death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you. We are a variable annuity provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Contract Changes Risk

We reserve the right to remove or substitute Investment Options, stop accepting additional purchase payments, and impose investment restrictions or limitations on transfers. Certain optional benefits limit or restrict the Investment Options that you may select under the Contract. We may change these restrictions in the future. We may discontinue or modify certain services at any time. We may stop offering an optional benefit at any time for new sales.

Contract Benefits Risk

Certain benefits under the Contract may limit the Investment Options that are available to you and failure to follow these restrictions may result in a failure to receive the benefits under your Contract. If you choose an optional living benefit rider, you must follow any investment allocation requirements for the rider during the entire time you own the rider. The allowable Investment Options may seek to minimize market risk, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the benefit. Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.

The Contract offers dollar cost averaging, which neither assures a profit nor protects against a loss. Because systematic investing programs like dollar cost averaging involves continuous investing regardless of fluctuating price levels, you should carefully consider your tolerance to continue investing through periods of fluctuating prices. Also, you may miss out on potential growth if the market increases suddenly since systematic investing is spread out over time. The Contract also offers portfolio rebalancing services which allow you to automatically rebalance your values among Variable Investment Options based on percentages that you specify on a specific time frame (i.e. quarterly). Rebalancing may result in transferring out of a high performing Investment Option thereby reducing your potential for future growth. Similarly, rebalancing may result in transferring into an underperforming Investment Option.

We currently do not offer any asset allocation programs or models. We reserve the right to add an asset allocation model or program as an additional optional Investment Option in the future and add, remove or change allowable Investment Options at any time. Asset allocation, in general, is an investment strategy intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effect of market volatility over the long term. There is no guarantee that an asset allocation model or program will not lose money or experience volatility. A model may fail to perform as intended, or may perform worse than any single Investment Option, asset class or different combination of Investment Options. In addition, the model is subject to all the risks associated with its underlying Investment Options.

Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees. Your financial professional’s firm is not responsible for any Contract guarantees. We reserve the right under the Contract, to remove or substitute Portfolio Companies, stop accepting additional purchase payments, and impose investment restrictions or limitations on transfers.

Tax Consequences

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. Withdrawals taken from a variable annuity prior to age 59½ may be subject to a tax penalty of 10% of the taxable portion, although there are exceptions to the tax penalty that may apply.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this Contract may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of this Contract.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the funds available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

Advisory Fees Risk

Authorized advisory fees to pay for advisory services to your fee-based investment advisor and/or third-party investment advisor may be withdrawn from your Contract Value. Withdrawals from your Contract to pay advisory fees (regardless of percentage or amount withdrawn) reduce the Contract Value by the withdrawal amount. A withdrawal to pay advisory fees that exceeds 1.50% annually of Contract Value is considered an “Excess Advisory Fee” withdrawal. Advisory fee withdrawals will reduce the death benefit under the Contract. Excess Advisory Fee withdrawals will negatively impact the benefits offered by an optional death benefit rider, are not permitted if you elect an optional living benefit rider and are subject to federal and state income taxes and a 10% federal tax penalty.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging

Allows systematic dollar cost averaging transfers from one Variable Investment Option to one or more Variable Investment Options. Dollar cost averaging may allow you to average the purchase prices of Variable Investment Options over time. There is no assurance that dollar cost averaging will be a successful strategy.

No Charge

● Can only have one dollar cost averaging program in effect at one time.

● Only available prior to the Annuity Date.

● Program transfers do not count against limits on permitted transfers.

● We may discontinue, modify, or suspend this service at any time.

DCA Plus

Allows systematic dollar cost averaging transfers from the DCA Plus Fixed Option to one or more Variable Investment Options. Amounts held in the DCA Plus Fixed Option will earn a guaranteed minimum interest rate.

No Charge

● Can only have one dollar cost averaging program in effect at one time.

● Only available prior to the Annuity Date.

● Transfers from Variable Investment Options to DCA Plus Fixed Option are not permitted.

Portfolio Rebalancing	Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify.	No Charge

● Rebalancing can be made quarterly, semi-annually, or annually.

● Only available prior to the Annuity Date.

● Program transfers do not count against limits on permitted transfers.

● We may discontinue, modify, or suspend this service at any time.

Death Benefit Amount	Provides a death benefit equal to the Net Contract Value.	No Charge

● Poor investment performance will reduce the death benefit amount.

● Withdrawals (including withdrawals to pay advisory fees) will reduce the death benefit amount.

● This benefit terminates upon annuitization.

Pre-Authorized Withdrawals	Allows you to automatically take partial withdrawals from the Contract	No Charge

● Withdrawals can occur monthly, quarterly, semi-annually, or annually.

● Withdrawals will reduce Contract Value and may reduce benefits. The reduction to a benefit may be more than the amount withdrawn, and could terminate a benefit.

● Withdrawals may be subject to taxes and potential tax penalties.

● Only available prior to the Annuity Date.

● We may discontinue, modify, or suspend this service at any time.

Advisory Fee Withdrawals

Allows you to pay third-party advisory fees from Contract Value in the form of withdrawals from the Contract. Advisory fee withdrawals in excess of 1.50% are considered “Excess Advisory Fee” withdrawals.

No maximum annual third-party advisory fee if an optional living benefit is not elected. The maximum annual third-party advisory fee is 1.50% when an optional living benefit rider is elected.

● Advisory fees are in addition to Contract fees and charges.

● Withdrawals for advisory fees can occur monthly, quarterly, semi-annually, or annually.

● Withdrawals for advisory fees will reduce Contract Value and the death benefit.

● Excess Advisory Fee withdrawals will proportionately reduce the death benefit, and the reduction made may be greater than the actual amount withdrawn.

● Excess Advisory Fee withdrawals are not permitted if an optional living benefit rider is elected.

● Excess Advisory Fee withdrawals are subject to taxes and potential tax penalties.

● We may discontinue, modify, or suspend this service at any time.

● Advisory Fee Withdrawals may not be available through your financial intermediary.

● Before taking withdrawals for advisory fees, discuss with your financial professional the impact to your Contract and its benefits.

Standard Benefits (Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Loans	Allows certain Owners of Qualified Contracts to borrow against their Contracts. Otherwise, loans from us are not permitted.

5% Fixed Annual Rate (The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount held in the Loan Account to secure your loan will earn a 3% annual return. The net amount of interest you will pay on your loan will be 2% annually)

● Not currently available to any Contract Owner.

● If available, not available to all Contract Owners.

● Contract Value held in Loan Account to secure Contract Debt earns interest at a 3% annual rate. The net annual interest rate charged on Contract Debt is 2%.

● You may have only one loan outstanding at any time.

● The minimum loan amount is $1,000, subject to certain state limitations.

● The maximum loan amount may not exceed the lesser of 50% of the amount available for withdrawal under this Contract or $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

● Taking a loan while an optional living benefit Rider is in effect will terminate your Rider.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Portfolio Income Benefit

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.50% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Designated Life must be 85 or younger at purchase.

● Must follow any investment allocation requirements which may limit the number of allowable Investment Options.

● Lifetime withdrawals are available starting at age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earliest of the first withdrawal (excluding withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) or 10 Contract Anniversaries.

● Taking a withdrawal (excluding withdrawals to pay advisory fees that are less than or equal to 1.50% of the Contract Value during the calendar year) before age 59½ or withdrawal amounts that are greater than what is allowed on an annual basis after age 59½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● Any unused allowable annual withdrawal amount cannot be carried over to later years.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

● Withdrawals for advisory fee will only be permitted up to 1.50%. Excess Advisory Fee withdrawals will not be processed.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Portfolio Income Benefit

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.50% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Designated Life must be 85 or younger at purchase.

● Must follow any investment allocation requirements which may limit the number of allowable Investment Options.

● Lifetime withdrawals are available starting at age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earliest of the first withdrawal (excluding withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) or 10 Contract Anniversaries.

● Taking a withdrawal (excluding withdrawals to pay advisory fees that are less than or equal to 1.50% of the Contract Value during the calendar year) before age 59½ or withdrawal amounts that are greater than what is allowed on an annual basis after age 59½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● Any unused allowable annual withdrawal amount cannot be carried over to later years.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

● Withdrawals for advisory fee will only be permitted up to 1.50%. Excess Advisory Fee withdrawals will not be processed.

Return of Purchase Payments Death Benefit	Provides a death benefit equal to the greater of the Net Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.20% (as a percentage of average daily Variable Account Value)

● Not available for Contracts issued in California.

● Available only at contract purchase.

● Must be 85 or younger on the Contract Date.

● Certain ownership changes may reduce benefits.

● Withdrawals (excluding withdrawals to pay advisory fees that are less than or equal to 1.50% of the Contract Value during the calendar year) will proportionately reduce the benefit and the reduction made may be greater than the actual amount withdrawn.

● If an optional living benefit rider is also in effect, any withdrawals for advisory fees to your financial professional are limited to 1.50% of the Contract Value during the calendar year. Excess Advisory Fee withdrawals will not be permitted.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Portfolio Income Benefit

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.50% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Designated Life must be 85 or younger at purchase.

● Must follow any investment allocation requirements which may limit the number of allowable Investment Options.

● Lifetime withdrawals are available starting at age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earliest of the first withdrawal (excluding withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) or 10 Contract Anniversaries.

● Taking a withdrawal (excluding withdrawals to pay advisory fees that are less than or equal to 1.50% of the Contract Value during the calendar year) before age 59½ or withdrawal amounts that are greater than what is allowed on an annual basis after age 59½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● Any unused allowable annual withdrawal amount cannot be carried over to later years.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

● Withdrawals for advisory fee will only be permitted up to 1.50%. Excess Advisory Fee withdrawals will not be processed.

Return of Purchase Payments Death Benefit for California	Provides a death benefit equal to the greater of the Net Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.20% (as a percentage of average daily Variable Account Value)

● Only available for Contracts issued in California.

● Available only at contract purchase.

● Must be 85 or younger on the Contract Date.

● Withdrawals (excluding withdrawals to pay advisory fees that are less than or equal to 1.50% of the Contract Value during the calendar year) will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

● If an optional living benefit rider is also in effect, any withdrawals for advisory fees to your financial professional are limited to 1.50% of the Contract Value during the calendar year. Excess Advisory Fee withdrawals will not be permitted.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

YOUR INVESTMENT OPTIONS

Some selling broker-dealers may not recommend certain features and options of the Contract, as well as limit the overall availability of the Contracts, based on issue age or other general investor suitability criteria established by the selling broker-dealer. For example, a firm may choose not to recommend certain Investment Options or optional benefits that are described in this Prospectus. Before you purchase the Contract, you should ask your financial professional for details about the specific Investment Options and optional benefits available through their firm. If a particular feature that interests you is not recommended through your broker-dealer, you may want to contact another broker-dealer or us to explore its availability.

You may choose among the different Variable Investment Options. Account Value allocated to each Investment Option will fluctuate based on the performance of the Investment Options you have chosen. The Account Value could decline significantly, and there is a risk of loss of the entire amount invested

If you choose an optional living benefit rider, you may be restricted to the Investment Options made available under each rider. See the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT- Living Benefit Investment Allocation Requirements.

Information regarding the Funds underlying the Variable Investment Options, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at https://pacificlife.com/prospectuses and selecting Investment Options.

Your Variable Investment Options

We consider various factors when determining the Funds offered under this Contract. Such factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, share class, and expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We periodically review the selection of Funds offered through the Contract based on various criteria, including (but not limited to) the criteria described above. Upon review, we may add new Funds or, subject to applicable law, remove Funds. We may also restrict allocation of additional Purchase Payments or transfers to a Fund if we determine the Fund no longer meets one or more criteria that we consider with respect to Fund selection. Our decision whether to add, remove, or restrict access to a Fund may be influenced by whether, and the extent to which, the Fund or its affiliates make payments to us.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Your Fixed Options

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. See FIXED OPTIONS (OFFERED UNDER DCA PLUS) AVAILABLE UNDER THE CONTRACT for more information. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

BUYING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Some financial professionals may have a financial incentive to offer you this Contract in place of the one you already own. You should only exchange your existing contract for this Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase this Contract rather than continue your existing contract. Call your financial professional or call us at (800) 722-4448 if you are interested in this option. Financial professionals may call us at (800) 722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is 90. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND ADJUSTMENTS – Waivers and Reduced Charges. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $25,000 for a Non Qualified Contract or a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

We reserve the right to reject additional Purchase Payments. You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we may not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit Rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

● personal checks or cashier’s checks drawn on a U.S. bank,

● money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

● third party payments when there is a clear connection of the third party to the underlying transaction, and

● wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

● cash,

● credit cards or checks drawn against a credit card account,

● money orders or traveler’s checks in single denominations of $10,000 or less,

● starter checks,

● home equity checks,

● eChecks,

● cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

● third party payments if there is not a clear connection of the third party to the underlying transaction, and

● wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payments to the Investment Options you selected will be effective on your Contract Date. If we do not receive instructions allocating your initial Purchase Payment, your application is not In Proper Form and we will not issue your Contract. Each additional Purchase Payments will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). If you purchased an optional living benefit rider, you must allocate your entire Contract Value to the allowable Investment Options made available for these riders. Currently, all available Investment Options are allowable Investment Options for rider purposes. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right with prior written notice to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered. See Additional Information—State Variations for more information.

Investing in Variable Investment Options

Each time you allocate your Purchase Payments to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Fund. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Fund (including that Fund’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee, applicable Mortality and Expense Risk Charge imposed on the Separate Account, and charges associated with any death benefit riders.

Charges due to any optional living benefit riders, transfers, or withdrawals (including withdrawals to pay advisory fees) will reduce the number of Subaccount Units credited to your Contract but will not affect Subaccount Unit Value.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option as of the close of each Business Day, usually 4:00 p.m. Eastern Time. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Fund shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Fund shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND ADJUSTMENTS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract, which will not be later than 2 Business Days after we receive your initial Purchase Payment and application In Proper Form. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Orders received In Proper Form before 4:00pm EST on a Business Day will receive the Unit Value for that day. Orders received In Proper Form after 4:00pm EST will receive the next Business Day’s Unit Value. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently we are not enforcing this restriction, but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. Currently, all available Investment Options are allowable Investment Options for rider purposes. See the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT – Living Benefit Investment Allocation Requirements subsection.

● You may transfer between Investment Options up to 25 transfers each calendar year. If the 25-transfer limit has been reached, we reserve the right to charge a fee for each additional transfer. The charge will not be more than $25 for each transfer. Currently, we are not assessing transfer fees but reserve the right to charge a transfer fee in the future (see CHARGES, FEES, and ADJUSTMENTS – Transfer Fee). We will provide prior notice to you before we begin assessing any fees for additional transfers.

● Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the PSF Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program or the portfolio rebalancing program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Funds.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

● not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

● not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange. See THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 3 systematic transfer options: dollar cost averaging, DCA Plus and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one DCA Plus or dollar cost averaging program in effect at one time.

The fixed option(s) are not available in connection with portfolio rebalancing. You may not use dollar cost averaging, or DCA Plus at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the Systematic Transfer Programs—Dollar Cost Averaging subsection of the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models, if any, or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT and FIXED OPTIONS (OFFERED UNDER DCA PLUS) AVAILABLE UNDER THE CONTRACT for more information.

Asset Allocation Programs

We currently do not offer any asset allocation programs or models. We reserve the right to add an asset allocation model or program as an additional optional Investment Option in the future and add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying fund’s investment objective and principal investment strategies, or changes in general market conditions). If you already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying fund is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate. Asset allocation does not guarantee future results, ensure a profit, or protect against losses.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the Systematic Transfer Programs—Portfolio Rebalancing subsection of the SAI.

CHARGES, FEES AND ADJUSTMENTS

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 0.30% of each Subaccount’s assets.

We will reduce the Risk Charge by 0.05% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or most recent Contract Quarter Anniversary is greater than $500,000 but less than $1,000,0000. We will reduce the Risk Charge by 0.10% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or most recent Contract Quarter Anniversary is greater than or equal to $1,000,000. If the Contract Value subsequently falls below $1,000,000 but remains above $500,000 on any Quarterly Anniversary, the Risk Charge will be increased from 0.20% to 0.25% for the following Contract quarter. If the Contract Value subsequently falls below $500,000 on any Quarterly Anniversary, the Risk Charge will be reinstated to 0.30% for the following Contract quarter. We will notify you in writing if you become eligible, or no longer qualify, for the reduction of the Risk Charge based on your Contract Value.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only. Reductions of the Risk Charge are not applicable upon annuitization.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

We increase your Risk Charge if you purchase an Optional Death Benefit Rider. See Optional Death Benefit Rider Charges below.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed and deducted daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Transfer Fee

Currently, we do not charge a transfer fee. We do reserve the right to charge a transfer fee in the future and may charge $25 for each transfer above 25 transfers in a calendar year. Multiple transfers that occur on the same calendar day are considered 1 transfer.

Transfers that occur as a result of the dollar cost averaging program or the portfolio rebalancing program are not considered transfers for transfer fee purposes.

Optional Death Benefit Rider Charges

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Return of Purchase Payments Death Benefit. The total Risk Charge annual rate will be 0.50%. Any increase in your Risk Charge will not continue after the Annuity Date.

See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Optional Rider Charges

The following disclosure applies to the Portfolio Income Benefit

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Variable Investment Options (excluding the DCA Plus Fixed Option) on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The rider charge will be deducted while the rider remains in effect and when the rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

As provided below, if your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

We will waive the charge for the quarter in which full annuitization of the Contract occurs and the annual charge will no longer be deducted.

The rider annual charge percentage in effect on the Rider Effective Date is guaranteed not to change once a rider is issued - even if an Automatic Reset under the rider occurs. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract. You can find more information about Protected Payment Base and an Automatic Reset for each applicable rider in the OPTIONAL LIVING BENEFIT RIDERS section and the Rider Terms, How the Rider Works, and Reset of Protected Payment Base subsections.

Annual Charge Percentage Table

Optional Living Benefit Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage[1] is multiplied by the:	The Charge is deducted on each:
Portfolio Income Benefit	1.30%	Protected Payment Base[2]	Quarterly Rider Anniversary

1 The quarterly charge is ¼ of the annual charge percentage multiplied by the Protected Payment Base.

2 The Protected Payment Base is defined in the Rider Terms subsection for each rider referenced above. See the OPTIONAL LIVING BENEFIT RIDERS section for each rider.

See Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge for the Return of Purchase Payment Death Benefit charge information.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments (“premium tax”) at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes required by your state. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. If a premium tax is charged at the time of annuitization, the rate is determined by your state of residence at the time of annuitization. Premium tax is subject to state requirements. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Purchase Payments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects Fund advisory fees, any distribution and/or service fees (12b-1 fees), and other expenses incurred by the various Funds, net of any applicable reductions and/or reimbursements. These fees and expenses are paid out of Fund assets and may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Fund. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds.” A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the fund may make. Expenses of fund of funds Investment Options may be higher than non-fund of funds Investment Options due to the two-tiered level of expenses involving both the fund-of-fund’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund invests. See the Fund Prospectuses for detailed fund expenses and other information before investing.

Advisory Fees

The Contract is available through third-party financial intermediaries who charge advisory fees for their services. You may elect to pay advisory fees by taking withdrawals from your Contract. Withdrawals from your Contract to pay advisory fees (regardless of percentage or amount withdrawn) will reduce the Contract Value by the withdrawal amount. Advisory fee withdrawals may be deducted from specific Investment Options or proportionately from all your Investment Options. A withdrawal to pay advisory fees that exceeds 1.50% annually of Contract Value is considered an “Excess Advisory Fee” withdrawal. Advisory fee withdrawals will reduce the death benefit. Excess Advisory Fee withdrawals will negatively impact the optional death benefit riders and are not permitted if you elect an optional living benefit rider. Excess Advisory Fee withdrawals are also subject to federal and state income taxes and a 10% federal tax penalty. In order to take withdrawals to pay advisory fees, you must submit a completed Advisory Authorization form to us authorizing us to make withdrawals from your Contract to pay the advisory fees. The scheduled withdrawal program will continue until you terminate it by providing us with written notice. Advisory fee withdrawals may not be available through your financial intermediary. See WITHDRAWALS – Optional Withdrawals – Withdrawals to Pay Advisory Fees.

ANNUITIZATION

Selecting Your Annuitant

See ADDITIONAL INFORMATION – State Variations in the prospectus for Contracts issued in California.

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. Once your Contract is issued, the sole Annuitant or Joint Annuitants cannot be changed. You must make your choices based on the following:

● If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the

Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

● If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named upon or after reaching his or her 91st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate. You will not be able to distribute or withdraw any Contract Value amount after the Annuity Date unless you elect partial annuitization.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, and any optional Rider charge. This option of distribution may not be available for certain types of contracts. See WITHDRAWALS - Special Restrictions Under Qualified Plans and FEDERAL TAX ISSUES – IRAs and Qualified Plans. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is elected, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Net Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect living benefit and optional death benefit rider benefits. Work with your financial professional prior to requesting partial annuitization.

In general, if you choose a guaranteed minimum withdrawal benefit rider, it may not be appropriate for you to annuitize the Contract before the maximum Annuity Date because the guaranteed minimum withdrawal benefit riders already provide for lifetime income in the form of the Protected Payment Amount while also allowing for the accumulation of Contract Value and a death benefit. If you choose to annuitize the Contract before the maximum Annuity Date, you will be giving up your Contract Value, death benefit, and rider guarantees, and it is possible that the annuity payment amount will be less than the Protected Payment Amount. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g., payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing. Please note that if you annuitize, you will be unable to make withdrawals from the Contract.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least 10 Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES -- Impact of Federal Income Taxes.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 110th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 110th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some distribution firms may not allow their clients to extend the Annuity Date beyond age 110.

If you have elected a Guaranteed Withdrawal Benefit Rider, you may continue to take withdrawals under the Rider until your maximum Annuity Date. Before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES - Required Minimum Distributions.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 110th birthday or your younger Joint Annuitant’s 110th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 110th birthday. However, some states’ laws may require a different Annuity Date. See State Variations – ANNUITIZATION. Certain Qualified Contracts (e.g., plans under Sections 401 and 408 of the Code) may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) and the net amount from your Variable Account Value will be converted into variable annuity payments directed to the Subaccounts proportionate to your Account Value in each.

Additionally:

● If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

● If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

● If the net amount is less than $10,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS -Variable Annuity Payment Amounts section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose. See ADDITIONAL INFORMATION – Changes to All Contracts section.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. You may select either fixed or variable payment options. For other Annuity Options available through living benefit riders, see the OPTIONAL LIVING BENEFIT RIDERS section and also see the Other Annuity Options section below.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant passes away after the first payment has processed, payments will cease and there would be no death benefit.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants pass away after the first payment has processed, payments will cease and there would be no death benefit.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon a full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS - Variable Annuity Payment Amounts. If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

● the Owner;

● the Joint Owner;

● the Beneficiary; or

● the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

●  the Joint Owner;

● the Beneficiary; or

● the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

Beneficiary of Qualified Contracts

For Qualified Contracts, upon the death of the Owner (Annuitant if the contract is held as a custodial IRA), if there are any remaining guaranteed payments, we may shorten such payment period in order to ensure that payments to the Beneficiary do not continue beyond the 10-year death distribution rule under IRC section 401(a)(9).  In such instances, we will use the present value of any remaining guaranteed payments to determine the amount and pay out the lump sum to the designated Beneficiary. For fixed payments, the present value is determined using Moody’s Long-Term Corporate Bond Yield Averages less 0.75%. For variable payments, the present value is determined using the assumed investment return.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus for additional distribution requirements that may apply to these contracts. If your Contract was issued in connection with a qualified plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Other Annuity Options

Additional annuity payment options we currently offer are:

● Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies after the Annuity Date and the total of all annuity payments received is less than the amount annuitized, an amount equal to the amount annuitized less the total annuity payments made, will be made in a single sum.

● Life with Installment Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. If the Annuitant dies after the Annuity Date but before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies and the total amount of annuity payments made is equal to or exceeds the amount annuitized, then no additional annuity payments will be made. This annuity option is not available for Qualified Contracts.

● Joint Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equal the amount annuitized, an amount equal to the amount annuitized, less total annuity payments made under the Contract, will be made in a single sum. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional lump sum or annuity payments will be paid. This option may be restricted for certain Qualified Contracts or Qualified Plans.

● Joint Life with Installment Refund (fixed only). Periodic Payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional annuity payments will be paid. This annuity option is not available for Qualified Contracts.

● Joint Life with Period Certain (fixed or variable). Periodic payments are made to the designated payee during the Primary Annuitant’s lifetime, with payments guaranteed for a specified period. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election or until the end of the period certain period, whichever is later. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts and Qualified Plans. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die after the first payment has been processed, payments will continue for any remainder of the Period Certain time frame.

We may discontinue offering any of the additional annuity options referenced above or add additional annuity options in the future. If we discontinue offering or add additional annuity options, we will amend this Prospectus to reflect any changes.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $240. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment and a lower assumed investment return would mean a lower first variable annuity payment. However, subsequent payments would increase only when actual net investment performance exceeds the assumed rate and would fall when actual net investment performance is less than the assumed rate. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS – Variable Annuity Payment Amounts.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

See State Variations - DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS for Contracts issued in California.

Death benefit proceeds may be payable before the Annuity Date upon the death of any Contract Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any Contract Debt and if proceeds are used to purchase an Annuity Option from us, any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

● Owner,

● Joint Owner,

● Beneficiary, or

● Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amount

The Death Benefit Amount is the standard death benefit and as of any Business Day before the Annuity Date, is equal to the Contract Value as of that Business Day. We calculate the Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds. Spousal Continuation is unavailable if the deceased Owner’s Contract is an inherited Contract.

If an optional Death Benefit Rider is purchased. An Add-In Amount may be added to the death benefit proceeds if the surviving spouse continues the Contract. This “Add-In Amount” is the difference between the Net Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Net Contract Value on the Notice Date. There will not be an adjustment to the Net Contract Value if the Net Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for life, life with period certain, period certain only or a scheduled payout option. Any life with period certain or period certain only option may not exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant and must conclude within 10 years of the EDB’s death. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have been required to commence RMDs, or when the surviving spouse is required to commence RMDs.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments period certain only. Period certain only annuity options may be limited. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. If the Owner/Annuitant dies after RMDs were required to commence, the Designated Beneficiary must take RMDs during the 10-year period following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Impact of Advisory Fee Withdrawals

Advisory fee withdrawals will reduce the Contract Value, which will reduce the death benefit.

Optional Death Benefit Riders

Riders are subject to availability and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a rider is appropriate for you.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Return of Purchase Payments Death Benefit

The following disclosure does not apply to Contracts issued in California. See Return of Purchase Payments Death Benefit for California below for Contracts issued in California.

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Net Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. An Owner change may only be elected if the age of any new Owner is 85 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

If you purchase this rider and also have an optional living benefit rider in effect, any withdrawals for advisory fees to your financial professional are limited to 1.50% of the Contract Value during the calendar year. We will not accept any withdrawal requests to pay advisory fees in excess of the 1.50% limit during the calendar year. As a result, such withdrawals will not be an Excess Advisory Fee as described below. However, any withdrawal (regardless of the type of withdrawal) will reduce your Contract Value by the withdrawal amount.

Rider Terms

Excess Advisory Fees – Authorized withdrawals for advisory fees that exceed the annual rate of 1.50% of your Contract Value (based on the average daily Contract Value of the payment period elected by your financial professional) will reduce the Death Benefit Amount under this rider by more than the actual excess withdrawal amount. Work with your financial professional to discuss the potential impact of deducting Excess Advisory Fees from your Contract Value prior to making any election. There will be no adjustment for authorized withdrawals for advisory fees that are less than or equal to the annual rate of 1.50% of your Contract Value during a calendar year. Authorized withdrawals from your Contract to pay advisory fees (regardless of percentage or amount withdrawn) reduces the Contract Value by the withdrawal amount. For an example of how advisory fee and Excess Advisory Fee withdrawals affect the benefits provided under the rider, see the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS. Also see WITHDRAWALS – Withdrawals to Pay Advisory Fees.

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including RMDs. This amount may be adjusted if there is an Owner change. For adjustment purposes, withdrawals for advisory fees paid for the services provided by your financial professional will not be considered a withdrawal if the amount of advisory fees withdrawn is equal to or less than 1.50% of the total Contract Value for the Calendar Year. Excess Advisory Fees will be treated as a Pro Rata Reduction.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn. See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FOR CALIFORNIA for an example and description of how the Pro Rata Reduction is calculated.

How the Rider Works

Upon the death of the first Owner (any Annuitant for Non-Natural Owners), before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

● the Contract Value as of the effective date of the Owner change (“Change Date”), or

● Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

● See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS for an example of how the death benefit is calculated following an Owner change.

Termination

The Rider will remain in effect until the earlier of:

● the date you reduce your Contract Value to zero (0) through a withdrawal,

● when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

● the Contract is terminated in accordance with the provisions of the Contract, or

● the Annuity Date.

The Rider may not otherwise be cancelled.

Return of Purchase Payments Death Benefit for California

The following disclosure only applies to Contracts issued in California

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Net Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

If you purchase this rider and also have an optional living benefit rider in effect, any withdrawals for advisory fees to your financial professional are limited to 1.50% of the Contract Value during the calendar year. We will not accept any withdrawal requests to pay advisory fees in excess of the 1.50% limit during the calendar year. As a result, such withdrawals will not be an Excess Advisory Fee as described below. However, any withdrawal (regardless of the type of withdrawal) will reduce your Contract Value by the withdrawal amount.

Rider Terms

Excess Advisory Fees – Authorized withdrawals for advisory fees that exceed the annual rate of 1.50% of your Contract Value (based on the average daily Contract Value of the payment period elected by your financial professional) will reduce the Death Benefit Amount under this rider by more than the actual excess withdrawal amount. Work with your financial professional to discuss the potential impact of deducting Excess Advisory Fees from your Contract Value prior to making any election. There will be no adjustment for authorized withdrawals for advisory fees that are less than or equal to the annual rate of 1.50% of your Contract Value during a calendar year. Authorized withdrawals from your Contract to pay advisory fees (regardless of percentage or amount withdrawn) reduces the Contract Value by the withdrawal amount. For an example of how advisory fee and Excess Advisory Fee withdrawals affect the benefits provided under the rider, see the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS. Also see WITHDRAWALS – Withdrawals to Pay Advisory Fees.

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including RMDs. This amount may be adjusted if there is an Owner change. For adjustment purposes, withdrawals for advisory fees paid for the services provided by your financial professional will not be considered a withdrawal if the amount of advisory fees withdrawn is equal to or less than 1.50% of the total Contract Value for the Calendar Year. Excess Advisory Fees will be treated as a Pro Rata Reduction.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn. See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FOR CALIFORNIA for an example and description of how the Pro Rata Reduction is calculated.

How the Rider Works

Upon the death of the first Annuitant, before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of(a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS for an example of how the death benefit is calculated.

Termination

The Rider will remain in effect until the earlier of:

● the date you reduce your Contract Value to zero (0) through a withdrawal,

● when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

● the Contract is terminated in accordance with the provisions of the Contract, or

● the Annuity Date.

The Rider may not otherwise be cancelled.

Impacts of Advisory Fee Withdrawals

As noted above, advisory fee withdrawals (except for Excess Advisory Fee withdrawals) will not adjust the Total Adjusted Purchase Payments calculation. However, Excess Advisory Fee withdrawals will result in a Pro Rata Reduction of each Excess Advisory Fee withdrawal. Only the portion of the advisory fee that exceeds the 1.50% annual limit will trigger a Pro Rata Reduction to Total Purchase Payments.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is a withdrawal benefit rider in effect. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions, such as an Investment Option offered through the General Account under the DCA Plus program.

Amounts transferred or withdrawn from any fixed option may be delayed under extraordinary circumstances. See ADDITIONAL INFORMATION – Timing of Payments and Transactions.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own a death benefit rider, taking a withdrawal (excluding withdrawals to pay advisory fees that are less than or equal to 1.50% of the Contract Value during the calendar year) will reduce the benefits provided by the rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the Pre-Authorized Withdrawals section of the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Withdrawals to Pay Advisory Fees

You have purchased this Contract through a financial professional who offers investment advisory services for an advisory fee. The advisory fees for these services are covered in a separate agreement between you and your financial professional. These advisory fees are separate from and in addition to the Contract and optional rider fees and expenses described in this Prospectus. Your financial professional will be solely responsible for the accuracy of any such advisory fee payment calculation as well as the frequency or reasonableness of each withdrawal request to pay advisory fees. We have no duty to inquire into the amount of the Contract Value submitted for withdrawal but we will follow instructions provided (through the Advisory Authorization and Advisory Fee Withdrawal Request forms) and ensure the amount requested is distributed and processed accurately. We will not allow or make an advisory fee withdrawal until we have a completed Advisory Authorization from the Contract Owner. Advisory fee Withdrawals may not be available through your financial intermediary.

You may authorize your financial professional to make withdrawals to pay advisory fees from your Contract by submitting the Advisory Authorization form. The Advisory Authorization form is used to authorize your financial professional to deduct advisory fees directly from your Contract, change or terminate any prior advisor fee authorization, and to change the financial professional that services your Contract. Thereafter, your financial professional must submit the Advisory Fee Withdrawal Request form for each one-time withdrawal to pay advisory fees or to establish or change a scheduled withdrawal program to pay advisory fees. The scheduled withdrawal program will continue until you terminate it by providing us with written notice in a form acceptable to us. Your authorized withdrawals to pay advisory fees will be noted on your quarterly statement.

If you elect to authorize your financial professional to make withdrawals to pay advisory fees from your Contract Value, the advisory fee may be deducted from specific Investment Options or proportionately from all your Investment Options. Your financial professional can have the fee deducted on an annual, semi-annual, quarterly, or monthly basis. Work with your financial professional to determine which options work for you.

Withdrawals from your Contract to pay advisory fees will impact guarantees under your Contract and may impact the benefits provided by optional death benefit riders and optional living benefit riders as described below.

● Withdrawals to pay advisory fees (regardless of percentage or amount withdrawn) reduce the Contract Value by the withdrawal amount. The death benefit amount under the Contract will be immediately reduced by the same calculation as any other withdrawal. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits section in the Prospectus for more information on how withdrawals to pay advisory fees affect the death benefit provided by the Contract.

● Withdrawals to pay advisory fees up to 1.50% of total Contract Value per calendar year will not reduce the Death Benefit Amount under the optional Return of Premium Benefit. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Optional Death Benefit Riders in the Prospectus for more information on how withdrawals to pay for advisory fees affect these benefits. Withdrawals in excess of 1.50% of total Contract Value per calendar year are considered “Excess Advisory Fee” withdrawals and will negatively impact the optional death benefit riders. See the RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS in the Prospectus for an example of how withdrawals (which include advisory fee withdrawals) affect the benefits provided under the optional death benefit riders.

● Withdrawals to pay advisory fees up to 1.50% of your total Account Value are not treated as withdrawals under any optional living benefit riders and do not impact the benefits provided by the rider. Withdrawals to pay advisory fees in excess of 1.50% are considered “Excess Advisory Fee” withdrawals and are not permitted and will not be processed. See the OPTIONAL LIVING BENEFIT RIDERS section below in this Prospectus.

See FEDERAL TAX ISSUES – Advisory Fees in the Prospectus for additional information on possible tax implications for advisory fee withdrawals on Non-Qualified and Qualified Contracts.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

● severance from employment,

● death,

● disability as defined in Section 72(m)(7) of the Code,

● distributions upon termination of a Qualified Plan,

● reaching age 59½, or

● hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES - Tax Withholding for Qualified Contracts. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Withdrawal requests received on or after the close of New York Stock Exchange will be effective on the following Business Day. We will normally send the proceeds within 7 calendar days after your request is effective. See ADDITIONAL INFORMATION - Timing of Payments and Transactions. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES - 10% Tax Penalty for Early Withdrawals.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made, including those to pay advisory fees) or the Contract Value, plus any amounts deducted as Contract fees and charges. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made, including those to pay advisory fees) or the Contract Value, plus any amount deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. In this situation, your Purchase Payments will be held in the Fidelity® VIP Government Money Market Variable Investment Option. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Variations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund. See ADDITIONAL INFORMATION – Replacement of Life Insurance or Annuities.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

● Portfolio Income Benefit

The guaranteed minimum withdrawal benefit rider focuses on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The rider provides a single life option and a joint option. The rider also offers the potential to lock in market gains on each Contract Anniversary, which are used to calculate annual rider withdrawal limits. Such “locked-in” market gains are not added to the Contract Value, withdrawable as a lump sum, payable as a death benefit, or used in calculating any annuity option under the Contract but may increase the annual amount you may withdraw each year under the rider. If the Designated Life (or youngest Designated Life for joint versions) is at or above the age lifetime withdrawals begin, the rider provides an income stream regardless of market performance, even if your Contract Value is reduced to zero (such as through withdrawals (except Excess Withdrawals), fees, or market performance). If the Designated Life (youngest Designated Life for joint versions) is below the age lifetime withdrawals begin and your Contract Value goes to zero (such as through withdrawals, fees, or market performance) the rider will terminate. Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

Withdrawals made under the rider are from the Contract Owner’s Contract Value until the Contract Value goes to zero. We are only required to make lifetime income payments to the Contract Owner once the Contract Value is reduced to zero (except due to Excess Withdrawals), which may never occur.

You can find complete information about an optional rider and its key features and benefits below.

Your election to purchase an optional Rider must be received In Proper Form.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal would reduce your future guaranteed withdrawal amounts, you may contact us prior to making the withdrawal to obtain a personalized transaction specific calculation showing the effect of the excess withdrawal.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Living benefit riders may have investment allocation requirements. You can find the requirements in the Living Benefit Investment Allocation Requirements section of the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for the Portfolio Income Benefit Rider. This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage, Annual Credit Percentage, and Withdrawal Percentages for the Portfolio Income Benefit Rider. You can obtain current percentage rates by calling your financial professional, visiting www.PacificLife.com, or by calling us at (800) 722-4448.

To receive the applicable percentages in a supplement, your application must be signed on or after the date referenced in the supplement, your application must be received, In Proper Form, within 14 calendar days after the date you sign your application, and we must receive, In Proper Form, the initial Purchase Payment within calendar days after the date you sign your application. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an automatic reset or owner-elected reset occurs as described in the Reset of Protected Payment Base subsection of each Rider).

We will periodically issue new supplements that may reflect percentages that may be higher or lower than the percentages in a previous supplement. The rates in the new supplement cannot be superseded or changed until a supplement is filed 10 business days before the effective date of the new supplement.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if the rates we are currently offering have changed since the date you signed your application, the following will apply:

● If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

● If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.

● If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Portfolio Income Benefit if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application. If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the rider specifications page you receive for your Contract, speak with your financial professional, or call us at (800) 722-4448 to confirm the percentages applicable to you.

Rate Sheet Prospectus Supplements (for periods on and after May 1, 2025) may be found in the front of this prospectus.

Portfolio Income Benefit

(This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

The rider charge will be assessed as a percentage of the Protected Payment Base and deducted quarterly. See the Rate Sheet Prospectus Supplement and the Living Benefit Rider Charges subsection for more information.

Electing the Single Option

At Contract issue, you may elect the single option, if you meet the following eligibility requirements:

● the Designated Life is 85 years or younger, and

●  the Designated Life must be an Owner and Annuitant (except for Non-Natural Owners).

Electing the Joint Option

At Contract issue, you may elect the joint option, if you meet the following eligibility requirements:

● the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if this is a post-death Non-Qualified Contract, the Owner is a trust or some other non-natural entity),

● the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA, 401(a), 401(k), Individual(k), Keogh or 457 plan,

● the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

● any Owner/Annuitant is a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

● a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary, or

● Joint Owners, where the Owners are each other’s Spouses.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Single and Joint Option Changes

Prior to the first withdrawal after age 59½ for the Designated Life (youngest Designated Life for joint option), you may make a change to the option (single or joint) and/or the Designated Lives. The option eligibility requirements must be met as described above and an existing Designated Life must continue after the change. An option change may change the Withdrawal Percentage which may increase or decrease the amount that may be withdrawn on an annual basis. Any option change will not affect the ability to receive the Annual Credit. Eligible changes are described below:

● Single option may be changed to joint option,

● Joint option may be changed to single option, or

● One Designated Life on a joint option may be changed.

When this rider is in effect, any withdrawals for advisory fees to your financial professional are limited to 1.50% of the Contract Value during the calendar year. We will not accept any withdrawal requests to pay advisory fees in excess of the 1.50% limit during the calendar year. As a result, such withdrawals are not treated as withdrawals under this rider. However, any withdrawal (regardless of the type of withdrawal) will reduce your Contract Value by the withdrawal amount.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life (single option) – The person upon whose life the benefits of this Rider are based. An Owner/Annuitant (the youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life and cannot be removed. If there are Joint Owners, only one Owner will be the Designated Life as elected by the Owners at issue.

Designated Lives (joint option - each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date or at the time of an option change.

To be eligible for lifetime benefits, the Designated Life must:

● be the Owner, or

● remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the Designated Life (youngest Designated Life for the joint option) is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life (youngest Designated Life for the joint option) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn (excluding Advisory Fee Withdrawals) in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the Designated Life (youngest Designated Life for the joint option). If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base, less Withdrawals made (excluding Advisory Fee Withdrawals) during the Contract Year. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA).

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The applicable Withdrawal Percentage is based on the age of the Designated Life (youngest Designated Life for the joint option) at the time the first withdrawal (excluding a withdrawal for advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year), or the first withdrawal (excluding a withdrawal for advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) after an Automatic Reset or Owner- elected reset occurs. The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

● the first withdrawal (excluding withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) since the Rider Effective Date, or

● 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example of the Annual Credit calculation. Once a withdrawal (excluding withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year, but including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about

Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit Amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life (youngest Designated Life for the joint option) is 59½ years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base, less any withdrawals made during the current Contract Year. If the Designated Life (youngest Designated Life for the joint option) is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

● The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

● For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal (excluding withdrawals to pay advisory fees which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawals will remain in the Protected Payment Base.

● An Automatic Reset (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See Reset of Protected Payment Base subsection.

● A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal (excluding withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See Examples 3 and 4 of the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable taxes (there is no charge for the Protected Payment Amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Protected Payment Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount.

Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life (youngest Designated Life for the joint option) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal or withdrawals to pay advisory fees, which are required to be less than or equal to 1.50% of the Contract Value during the calendar year) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. Withdrawals that exceed the Protected Payment Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the

Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Advisory Fee Withdrawals

Withdrawals to pay advisory fees are currently limited to 1.50% of the Account Value per calendar year. Advisory fee withdrawals will not:

● Be considered a “withdrawal” for purposes of this Rider;

● Stop the Annual Credit;

● Reduce the Protected Payment Amount; or

● Be treated as the first withdrawal for purposes of determining the Protected Payment Amount.

Withdrawals to pay advisory fees that exceed 1.50% of the Account Value for the calendar year are considered “Excess Advisory Fee” withdrawals and are not permitted and will not be processed. We reserve the right to change this percentage at any time. If you have elected an optional death benefit rider and an optional living benefit rider, these requirements will also apply to the optional death benefit rider.

Withdrawals for advisory fees will be withdrawn on a pro rata basis across all Investment Options unless instructed otherwise. Withdrawals for advisory fees will reduce the Account Value by the amount of each withdrawal and will not be permitted once the Account Value is reduced to zero.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

● only RMD withdrawals are made from the Contract during the Contract Year.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for

numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

Also see FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions. Depletion of Contract Value

If the Designated Life (youngest Designated Life for the joint option) is younger than age 59½ when the Contract Value is zero (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that did not exceed the Protected Payment Amount (except that an advisory fee withdrawal or an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

● the allowable withdrawal amount from the Contract beginning in the Contract Year that the Contract Value is reduced to zero will be limited to the Protected Payment Amount which will be paid automatically each year until the date of death of the Designated Life (youngest Designated Life for the joint option),

● the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Withdrawal Percentage which could provide a higher annual withdrawal amount. See Example #8 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner- Elected Reset. We will provide you written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only (Joint and Survivor Life Only for the joint option) fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only (Joint and Survivor Life Only for the joint option) fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract – Single Option

If a withdrawal was taken after age 59½, this Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may not re-purchase this Rider, any payments under the Rider will cease, and the Rider will terminate. The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND DEATH BENEFIT RIDERS - Death Benefits).

If no withdrawals were taken after age 59½ and the Owner dies and their Surviving Spouse elects to continue the Contract in accordance with its terms, the previous Protected Payment Base will carry over. Upon the processing of the death claim the Rider option is changed to the joint option and the Surviving Spouse may take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. See Termination – Single Option subsection below. The joint option withdrawal percentage will be based on the age when the Surviving Spouse first takes a withdrawal. If a reset occurs and the Surviving Spouse is in a new age band, then the Withdrawal Percentage will be increased to correspond to the applicable Withdrawal Percentage.

Continuation of Rider if Surviving Spouse Continues Contract – Joint Option

If a withdrawal was taken after the youngest Designated Life reached age 59½ and the Owner dies, the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the previous Protected Payment Base, Withdrawal Percentage and Protected Payment Amount will carry over and the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. See Termination – Joint Option subsection below. If a reset occurs and the Surviving Spouse is in a new age band, then the Withdrawal Percentage will be increased to correspond to the applicable Withdrawal Percentage. The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND DEATH BENEFIT RIDERS – Death Benefits).

If no withdrawals were taken after age 59½ and the Owner dies and their Surviving Spouse elects to continue the Contract in accordance with its terms, the previous Protected Payment Base will carry over. Upon the processing of the death claim the Rider option is changed to the single option and the Surviving Spouse may take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. The single option withdrawal percentage will be based on the age when the Surviving Spouse first takes a withdrawal.

Ownership and Beneficiary Changes – Single and Joint Options

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status (changes to the Contract Owner and/or Annuitant for Single Option), including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Life and Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract in the Prospectus.

Termination – Single Option

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the date of the death of the Designated Life or when a death benefit becomes payable under the Contract, if a withdrawal was taken after the Designated Life reached age 59½,

● the date a death benefit is payable under the Contract and the Contract is not continued according to the spousal continuation provision,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner's spouse, or for Riders issued in California),

● the Annuity Date (see the Annuitization subsection for additional information),

● the day a requested loan is processed,

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Termination – Joint Option

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the date of the death of all Designated Lives eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

● if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day that we are notified of an ownership change and neither Designated Life is an Owner (this bullet does not apply if this Rider is issued in California),

● in California, if neither Designated Life is an Owner, upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

● the Annuity Date (see the Annuitization subsection for additional information),

● the day a requested loan is processed,

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: PORTFOLIO INCOME BENEFIT SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A is a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska, due to the redomicile to a Nebraska corporation.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of ours other than those arising from the Contracts and any other contracts supported by the Separate Account. We are obligated to pay all amounts promised to investors under the Contracts.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the More on Federal Tax Issues section in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Advisory Fees

The IRS has recently issued a series of Private Letter Rulings regarding the tax treatment of advisory fees from Non-Qualified Contracts. Pursuant to these rulings, advisory fees paid from a Non-Qualified Contract, on or after January 1, 2020, are not treated as taxable distributions, and will not be reported, if the fee does not exceed an annual rate of 1.50% of the Contract Value and the fees are only used to pay for advisory fees related to the Contract. The fee withdrawal percentage will be determined at the time each fee is withdrawn. Any fee amounts withdrawn that exceed the 1.50% cap during a calendar year, will be reportable and taxable in the calendar year withdrawn. Also, if you own an optional death benefit rider and have a living benefit rider in effect, the advisory fee limitation will apply to the optional death benefit rider. See available optional living benefit riders in the OPTIONAL LIVING BENEFIT RIDERS section and see the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section.

The recent Private Letter Rulings do not address Qualified Contracts. Based upon prior rulings, registered investment fees paid from Qualified Contracts are not treated as distributions for tax purposes regardless of the annual rate. Should the IRS issue further guidance on this subject, we will reevaluate our obligation to report such fees.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.80%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, including advisory fees paid to your financial professional in excess of 1.50% of the Contract Value during a calendar year, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as non-taxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple deferred Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts are added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

● made on or after the date you reach age 59½,

● made by a Beneficiary after your death,

● attributable to your becoming disabled,

● any payments annuitized using a life contingent annuity option,

● attributable to an investment in the Contract made prior to August 14, 1982, or

● any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated Beneficiary.

Withdrawals from a Qualified Contract have a similar 10% additional tax and have similar exceptions (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of adjustments, if any. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial professionals may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for Beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days be treated as if it was received as taxable “boot” during the exchange. Such determination will be made by the IRS, using general tax principles, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) are not prohibited during the 180 calendar days following an exchange. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant, and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts may be available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. If the Contract is purchased through a tax qualified IRA or plan, it provides no additional tax benefit to the investor beyond those already provided under the Internal Revenue Code.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Additional Tax for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% additional tax imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include, but are not limited to, distributions:

● made to a Beneficiary after the owner’s/participant’s death,

● attributable to the owner/participant becoming disabled under Code Section 72(m)(7),

● that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, and commence after you have separated from service (if payments are made from a qualified retirement plan),

● for qualified birth or adoption expenses,

● made on or after the date on which the owner/participant has been certified by a physician as being terminally ill as defined under Code Section 72(t)(2)(L),

● for certain qualified disaster recovery distributions,

● for certain emergency personal expenses,

● for certain distributions made to domestic abuse victims,

● for certain higher education expenses (IRAs only),

● used to pay for certain health insurance premiums or medical expenses (IRAs only),

● for costs related to the purchase of your first home (IRAs only), and

● (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

You should consult with your tax advisor for the full list of exceptions to see if one or more apply to your particular circumstances.

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, that are permitted to be rolled over to an eligible retirement plan, are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA.

Distributions that are not an eligible rollover distribution include:

● any distribution that is a minimum distribution required under the Code, which includes any annuity payment made on or after January 1 of the year you turn age 73 (or 70 ½ if born prior to July 1, 1949, 72 if born prior to January 1, 1951, or 75 if born after 1959);

● any portion of the distribution that is not includable in gross income because it is a return of any after-tax contributions;

● any distribution that is part of a series of substantially equal periodic payments made over your life or the lives or you and your designated Beneficiary, or made for fixed period of at least 10 years.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us by submitting Form W-4P. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of adjustments, if any. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, Code Section 401 plans, Code Section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% additional tax. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Code Section 401 (for Qualified Plans) and Code Section 408 (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Code Section 408 is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches their RMD Age (70½ if born prior to July 1, 1949, 72 if born prior to January 1, 1951, or 75 if born after 1959). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Code Section 401 or a Code Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches their RMD Age, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Code Section 408A or for a Designated Roth Account in a Qualified Plan.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the Beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named Beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated Beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the Beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the EDB’s life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained their RMD Age, or the surviving spouse’s RBD.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released final regulations that require a Beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant did after his RBD and had begun receiving minimum distributions. These final regulations require the Beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new final regulations and the impact they may have on your situation.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5-year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

● no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches their RMD Age, and

● must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

● may be further limited to comply with the RMD requirements for Beneficiaries (e.g., the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity reaches their RMD Age are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

Loans

If available, certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise, loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

● not subject to Title 1 of ERISA,

● issued under Section 403(b) of the Code, and

● issued under a Plan that permits Loans (a “Loan Eligible Plan”).

We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract. See ADDITIONAL INFORMATION – Loans and More on Federal Tax Issues – Loans in the SAI for more information on loans.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts may be available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), and Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 73 (or 70½ if born prior to July 1, 1949, 72 if born prior to January 1, 1951, or 75 if born after 1959). Failure to make mandatory minimum distributions may result in imposition of a 25% excise on any difference between the required distribution amount and the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% additional tax is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% additional tax is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover for any distribution received within a 12-month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any distribution received from any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third-party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax-exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% additional tax on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Funds held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Fund held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Fund in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Fund held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Funds held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

● your Contract Value allocated to the Subaccount corresponding to that Fund, divided by

● the net asset value per share of that Fund.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Loans

The ability to take loans is not currently available for any Contract Owners. If available, certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise, loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

● 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

● $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. The Contract Debt is not available to pay for any Contract charges while in the Loan Account. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments.

Loans may have a negative impact on Contract Value and the Death Benefit as the amount held in the Loan Account will not be invested in the Variable Investment Options. Death benefit proceeds will be reduced by any Contract Debt. Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial professional before taking a loan. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see Federal Tax Issues – Loans in the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations. Additionally, loans are not considered withdrawals under this contract.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners, including Joint Owners, must be under the age of 86 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Return of Premium (ROP) Death Benefit calculations. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular optional living benefit rider. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 and 457(b) name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Funds becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Fund will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Fund that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Fund, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and applicable state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals and subject to applicable law, to do any of the following:

● cease offering any Subaccount;

● add or change designated investment companies or their funds, or other investment vehicles;

● add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Subaccount;

● permit conversion or exchanges between funds and/or classes of contracts based on the Owners’ requests;

● add, remove or combine Subaccounts;

● combine the assets of any Subaccount with any other of our separate accounts or of any of our affiliates;

● register or deregister Separate Account A or any Subaccount under the 1940 Act;

● operate any Subaccount as a managed investment company under the 1940 Act, or any other form permitted by law;

● run any Subaccount under the direction of a committee, board, or other group;

● restrict or eliminate any voting rights of Owners with respect to any Subaccount or other persons who have voting rights as to any Subaccount;

● make any changes required by the 1940 Act or other federal securities laws;

● make any changes necessary to maintain the status of the Contracts as annuities under the Code;

● make other changes required under federal or state law relating to annuities;

● suspend or discontinue sale of the Contracts; and

● comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of Business Day, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of Business Day, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. Subject to applicable law, as documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

● You should provide a current e-mail address and notify us promptly when your e-mail address changes.

● You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

● Electronic delivery will be cancelled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account may be delayed for up to six months after the request is effective.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and optional living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. When you write, tell us your name, contract number and a description of the suspected error.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

Broker-dealers will receive no commissions from PSD based either on Purchase Payments or on Account Value. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract Owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into administrative and/or services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Funds purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Henderson Investors US LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. VanEck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Variations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

California. Variations for California are set forth below:

SPECIAL TERMS

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life will also be used to determine death benefits and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. If you name Joint Annuitants, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. If the Contract is a Non-Qualified Contract, you cannot change the Annuitant. You may add a Joint Annuitant only on the Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any owner or Annuitant dies.

Contingent Annuitant – A Contingent Annuitant is not available for California issued Contracts. Any references to a Contingent Annuitant do not apply to California issued Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

OVERVIEW OF THE CONTRACT

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own. For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

BUYING YOUR CONTRACT

The maximum age of a Contract Owner/Annuitant, including Joint Owners and Joint Annuitants, for which a Contract will be issued is 90. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

● If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date.

● If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date.

No Annuitant (sole or Joint) may be named upon or after reaching his or her 91st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Annuitant or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. See the Death of First Annuitant and Death of Owner subsection below for payout amount information.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. If proceeds are used to purchase an Annuity Option from us, such proceeds will be reduced by any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The sole surviving Annuitant’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

● Owner,

● Joint Owner,

● Beneficiary, or

● Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death of First Annuitant

If the first Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Death of Owner

If the Owner (who is not also an Annuitant) dies before the Annuity Date and prior to the death of an Annuitant, the death benefit amount paid will be the Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Qualified Contracts – General Rules section.

Spousal Continuation

Generally, a sole designated recipient who is the spouse of the deceased Annuitant or Owner may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) rather than receive the proceeds in a lump sum and continue the Contract until the earliest of the spouse’s death, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. Please refer to the living benefit rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Annuitant’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. The Death Benefit Amount will apply if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Death Benefit Amount less any Annual Fee and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner/Annuitant of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s/Annuitant’s death or complete distribution within 5 years after the Owner’s/Annuitant’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s/Annuitant’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s/Annuitant’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s/Annuitant’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners/Annuitant’s, this requirement applies to the first Contract Owner to die.

The Owner/Annuitant may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner/Annuitant must designate the payment method in writing. The Owner/Annuitant may revoke the designation only in writing. Once the Owner/Annuitant dies, the Beneficiary cannot revoke or modify the Owner’s/Annuitant’s designation.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401,457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant and must conclude within 10 years of the EDBs death. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have been required to commence RMDs, or when the surviving spouse is required to commence RMDs.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. If the Owner/Annuitant dies after RMDs were required to commence, the Designated Beneficiary must take RMDs during the 10-year period following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments. If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

WITHDRAWALS

The Right to Cancel (“Free Look”) section is amended to include the following:

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

● We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

● If you specifically instruct us to allocate all or any portion of any additional Purchase Payment we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

● If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

● If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

● We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

● If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

● Once you elect this option, it may not be changed.

ADDITIONAL INFORMATION

Annuitant or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. You may only add a Joint Annuitant on the Annuity Date. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner or Annuitant dies. See the DEATH BENEFITS AND

OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner or Annuitant, as applicable. Any change or addition will generally take effect only when we receive all necessary documents and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

End of State Variations subsection.

Financial Statements

Pacific Life’s financial statements and the financial statements of Separate Account A of Pacific Life are incorporated by reference in the Statement of Additional Information to the filed Form N-VPFS.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Contract.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by and subject to our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 calendar days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30-day waiting period on partial withdrawals and transfers. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is a withdrawal benefit rider in effect.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter, unless state law requires a greater rate be paid.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The DCA Plus Fixed Option offers you a guaranteed minimum interest rate. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract.

The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us. Information regarding the name, terms and minimum guaranteed interest rate, is available in the appendix FIXED OPTIONS (OFFERED UNDER DCA PLUS) AVAILABLE UNDER THE CONTRACT.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

● interest, plus

● Purchase Payments allocated to the DCA Plus Fixed Option, plus

● any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any;

● transfers, including transfers to the Loan Account,

● withdrawals, including any applicable withdrawal charges,

● amounts applied to provide an annuity,

● annual fees, and

● charges for premium taxes and/or other taxes.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

● the date death benefit proceeds become payable under the Contract,

● the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

● the date the Contract is terminated, or

● the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payments allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payments entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payments in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payments is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.72.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payments entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Investment Options available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/pacificlife/products/. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. Availability of Funds may vary by financial intermediary. For information about which Funds are available to you, please contact your financial professional or call us at the number above.

Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Living Benefit Investment Allocation Requirements section after the Fund table below.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	American Funds IS American High-Income Trust Class 4; Capital Research and Management Company℠	0.83%[1]	9.39%	5.29%	5.06%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management Company℠	0.79%	16.11%	8.04%	8.05%
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.	American Funds IS Capital Income Builder® Class 4; Capital Research and Management Company℠	0.78%[1]	9.93%	5.75%	5.17%
Provide, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds IS Capital World Bond Fund Class 4; Capital Research and Management Company℠	0.98%	-3.32%	-2.65%	-0.33%
Provide you with long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund Class 4; Capital Research and Management Company℠	0.92%[1]	13.70%	7.04%	8.17%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	American Funds IS Global Balanced Fund Class 4; Capital Research and Management Company℠	1.01%[1]	6.32%	4.56%	5.65%
Provide long-term growth of capital.	American Funds IS Global Growth Fund Class 4; Capital Research and Management Company℠	0.91%[1]	13.39%	9.49%	10.46%
Provide long-term growth of capital.	American Funds IS Global Small Capitalization Fund Class 4; Capital Research and Management Company℠	1.15%[1]	2.12%	2.74%	5.54%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management Company℠	0.84%	31.29%	18.53%	16.29%
Seeks to provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management Company℠	0.78%	23.93%	12.73%	11.93%
Provide long-term growth of capital.	American Funds IS International Fund Class 4; Capital Research and Management Company℠	1.03%	2.93%	0.97%	3.75%
Provide long-term growth of capital while providing current income.	American Funds IS International Growth and Income Fund Class 4; Capital Research and Management Company℠	1.06%	3.11%	2.28%	3.73%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund Class P2; Capital Research and Management Company℠	0.90%	14.63%	5.30%	5.88%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide long-term capital appreciation.	American Funds IS New World Fund® Class 4; Capital Research and Management Company℠	1.07%[1]	6.33%	4.29%	5.96%
Provide as high a level of current income as is consistent with the preservation of capital.	American Funds IS The Bond Fund of America Class 4; Capital Research and Management Company℠	0.73%[1]	0.98%	0.07%	1.42%
Provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds IS U.S. Government Securities Fund Class 4; Capital Research and Management Company℠	0.75%[1]	0.44%	-0.13%	0.84%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors Fund Class 4; Capital Research and Management Company℠	0.75%[1]	18.85%	11.92%	9.99%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.32%[1]	11.64%	7.14%	6.74%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.02%[1]	8.93%	5.72%	5.32%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%	33.45%	16.74%	13.33%
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%[1]	9.45%	6.41%	6.51%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.35%	5.00%	2.27%	1.54%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.89%	5.78%	2.54%	3.34%
Seeks to provide total return.	First Trust Dorsey Wright Tactical Core Portfolio Class I; First Trust Advisors L.P.	1.30%[1]	12.53%	5.61%	N/A
Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.18%	6.01%	4.48%	6.14%
Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund Class 4; Franklin Advisers, Inc.	0.92%[1]	8.89%	5.45%	5.25%
To maximize income while maintain prospects for capital appreciation.	Franklin Income VIP Fund Class 2; Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks capital appreciation.	Franklin Mutual Global Discovery VIP Fund Class 2; Franklin Mutual Advisers, LLC	1.16%	4.66%	6.42%	5.87%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund Class 2; Franklin Advisers, Inc.	0.88%[1]	10.79%	10.30%	10.44%
Seeks capital appreciation.	Invesco Oppenheimer V.I. International Growth Fund Series II; Invesco Advisers, Inc.	1.25%[1]	-1.81%	2.83%	4.15%
Total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund Series II; Invesco Advisers, Inc.	1.13%[1]	3.56%	2.51%	3.57%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund Series II; Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund Series II; Invesco Advisers, Inc.	1.27%	-2.11%	-2.64%	1.26%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio Service Shares; Janus Henderson Investors US LLC	0.87%	15.15%	8.06%	8.40%
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio Service Shares; Janus Henderson Investors US LLC	0.82%[1]	1.63%	0.09%	1.35%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Service Class; Lincoln Financial Investments Corporation ("LFI")	1.01%[1]	8.52%	7.13%	7.87%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series Service Class; Delaware Management Company	0.85%[1]	12.44%	6.56%	5.27%
Seeks to provide capital growth and appreciation.	Macquarie VIP Energy Series Service Class; Delaware Management Company	1.11%[1]	-5.60%	5.79%	-1.89%
Seeks total return.	MFS Utilities Series – Service Class; Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks total return.	MFS® Total Return Series – Service Class; Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks capital appreciation.	Pacific Select Fund Bond Plus Portfolio Class I; Pacific Life Fund Advisors, LLC	0.64%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.76%	2.78%	1.19%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Loomis Sayles & Company, L.P.)	0.64%	1.62%	-1.50%	1.60%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%[1]	13.24%	10.39%	11.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	1.04%[1]	6.88%	0.80%	3.15%
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Goldman Sachs Asset Management, L.P.)	1.04%[1]	-1.52%	-2.91%	1.64%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.79%[1]	13.88%	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class I; Pacific Life Fund Advisors LLC	0.79%[1]	12.18%	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.92%	8.05%	5.78%	4.97%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	27.95%	14.12%	14.92%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.78%	31.82%	14.82%	15.10%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.14%	4.04%	6.23%	8.90%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.85%	17.87%	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.63%	7.14%	3.74%	4.62%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	1.32%	2.36%	1.95%	2.15%
Seeks to maximize total return.	Pacific Select Fund Intermediate Bond Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.64%	2.11%	N/A	N/A
Seeks capital appreciation.	Pacific Select Fund International Equity Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.66%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund International Growth Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.95%	7.39%	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.00%[1]	3.68%	5.81%	6.62%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.15%[1]	-0.98%	3.51%	4.89%
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.91%	3.89%	6.62%	5.23%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.68%	23.96%	12.72%	11.62%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC)	0.86%[1]	29.97%	14.28%	14.12%
Seeks capital appreciation.	Pacific Select Fund Large-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.64%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.84%	7.97%	9.11%	8.43%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Federated MDTA LLC)	0.88%[1]	2.48%	8.27%	10.17%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class I (formerly called Pacific Select Fund Mid-Cap Equity Portfolio Class I); Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.65%[1]	14.95%	10.24%	10.26%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	10.31%	9.80%	8.89%
Seeks high, long-term growth of capital.	Pacific Select Fund Pacific Dynamix – Aggressive Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	N/A	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	8.54%	4.39%	4.81%
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	13.90%	8.00%	7.78%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	12.12%	6.63%	6.49%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.97%	12.37%	6.94%	7.26%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.90%	6.38%	2.04%	3.14%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.94%	11.36%	6.20%	6.65%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.92%	11.21%	5.44%	5.81%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	8.41%	3.67%	4.45%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF Avantis Balanced Allocation Portfolio Class I (formerly called Class D); Pacific Life Fund Advisors LLC	0.65%	11.54%	6.36%	7.19%
Seeks capital appreciation.	Pacific Select Fund QQQ Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.60%[1]	N/A	N/A	N/A
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.99%[1]	7.51%	4.16%	5.23%
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.64%	4.87%	1.62%	1.67%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.94%[1]	9.70%	7.54%	7.33%
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	6.55%	6.17%	8.14%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.58%	10.84%	6.77%	7.20%
Seeks capital appreciation.	Pacific Select Fund Small-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.69%[1]	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Avantis Investors by American Century)	0.83%[1]	6.18%	5.91%	6.30%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM LLC)	1.04%[1]	37.45%	17.76%	14.72%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Total Return Portfolio Class I (formerly called Pacific Select Fund Managed Bond Portfolio Class I); Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.92%	2.70%	0.15%	1.65%
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.87%[1]	16.50%	8.89%	8.41%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (Putnam Investment Management, LLC)	0.86%[1]	10.14%	5.17%	6.22%
Seeks maximum real return, consistent with prudent investment management.	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class; Pacific Investment Management Company, LLC	2.38%[1]	3.97%	6.98%	1.55%
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.16%	5.30%	2.61%	N/A
Track the total return of the S&P 500 Index.	Schwab S&P 500 Index Portfolio; Charles Schwab Investment Management, Inc.	0.03%	24.95%	14.47%	13.01%
Seeks long-term capital appreciation and income.	Schwab VIT Balanced Portfolio; Charles Schwab Investment Management, Inc.	0.57%	7.86%	3.82%	4.03%
Seeks long-term capital appreciation and income.	Schwab VIT Balanced with Growth Portfolio; Charles Schwab Investment Management, Inc.	0.54%	9.98%	5.41%	5.39%
Seeks long-term capital appreciation.	Schwab VIT Growth Portfolio; Charles Schwab Investment Management, Inc.	0.55%	11.78%	6.78%	6.54%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.75%[1]	-11.37%	-4.85%	-2.03%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Class S; Van Eck Associates Corporation	1.30%	-3.09%	7.28%	0.57%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

FIXED OPTIONS (OFFERED UNDER DCA PLUS) AVAILABLE UNDER THE CONTRACT

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before we do so. See YOUR INVESTMENT OPTIONS – Your Fixed Options in the Prospectus for more information.

Name	Term	Minimum Guaranteed Interest Rate
DCA Plus Fixed Option (unregistered fixed option)	6 months*	3%
DCA Plus Fixed Option (unregistered fixed option)	12 months*	3%

* 6 or 12 month terms are currently offered. However, DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

The DCA Plus Fixed Option is part of PLIC’s General Account assets. These General Account assets include all assets of PLIC other than those held in the Separate Accounts sponsored by PLIC or its affiliates.

Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Contract interest credited to your Fixed Option during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors. See the DCA Plus Fixed Option section for additional information.

LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value the Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the Investment Options available under the contract. You may also use the DCA Plus program to transfer amounts to the Investment Options in the preceding appendix.

Allowable Investment Options

Currently, all available Investment Options are allowable Investment Options for rider purposes. We reserve the right to change the available Investment Options for contracts issued in the future.

Our right to add or remove allowable Investment Options may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

APPENDIX: PORTFOLIO INCOME BENEFIT
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentages. The Annual Credit Percentage and Withdrawal Percentages are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

The examples apply to Portfolio Income Benefit (single option and joint option) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No advisory fee withdrawals are taken.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000	$100,000		$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Annual Credit = $0

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● No withdrawals taken, including advisory fee withdrawals.

● Annual Credit Percentage of 7%

● Protected Payment Amount = 5% of Protected Payment Base.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000	$100,000		$0	$100,000	$5,000
Activity	$25,000	$125,000		$0	$125,000	$6,250

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Year 2 Contract Anniversary		$130,000		$8,750	$133,750	$6,688

Immediately after the $25,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, is increased by the Purchase Payment amount to $125,000 ($100,000 + $25,000). The Protected Payment Amount after the Purchase Payment is equal to $6,250 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $8,750 (7% of total Purchase Payments) is applied to the Protected Payment Base, increasing it to $133,750. On Year 2 Contract Anniversary, the Protected Payment Base (after the Annual Credit) is higher than the Contract Value, so no automatic reset occurs. The Protected Payment Amount on that Contract Anniversary is equal to $6,688 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other adjustments, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

● All withdrawals for advisory fees are less than 1.50% of the Contract Value and are not treated as a withdrawal under the rider.

● Annual Credit Percentage of 7%.

● Protected Payment Amount = 5% of Protected Payment Base.

● Automatic Resets at Beginning of Contract Years 4 and 5.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Advisory Fee Withdrawals	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000			$100,000	$0	$100,000	$5,000
Activity	$25,000		$1,000	$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary				$130,000	$8,750	$133,750	$6,688
Activity		$4,000	$1,250	$128,000		$133,750	$2,688
Year 3 Contract Anniversary				$130,000	N/A	$133,750	$6,688
Activity			$1,275	$134,500	N/A	$133,750	$6,688
Year 4 Contract Anniversary	(Prior to Automatic Reset)			$145,000	N/A	$133,750	$6,688
Year 4 Contract Anniversary	(After Automatic Reset)			$145,000	N/A	$145,000	$7,250
Activity		$7,250	$1,375	$142,000		$145,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)			$150,000	N/A	$145,000	$7,250
Year 5 Contract Anniversary	(After Automatic Reset)			$150,000	N/A	$150,000	$7,500

For an explanation of the Protected Payment Base and Protected Payment values and activities at the start of and during Contract Year

1, refer to Examples #1 and #2.

The advisory fee withdrawal in Contract Year 1 reduces the Contract Value by the amount of the withdrawal, but it does not terminate the Annual Credit, reduce the Protected Payment Base, reduce the Protected Payment Amount, or establish the Withdrawal Percentage for future Protected Payment Amounts.

As the $4,000 withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($6,688):

● the Protected Payment Base remains unchanged; and

● due to the $4,000 withdrawal, the Annual Credit will no longer apply.

The advisory fee withdrawal in Contract Year 2 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 3 Contract Anniversary, since the Contract Value ($130,000) is less than the Protected Payment Base ($133,750), no Automatic Reset occurs. The Protected Payment Amount will be $6,688 (5% of the Protected Payment Base).

The advisory fee withdrawal in Contract Year 3 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 4 Contract Anniversary, the Protected Payment Base ($133,750) was less than the Contract Value ($145,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,250 (5% of the reset Protected Payment Base).

As the $7,250 withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($7,250) the Protected Payment Base remains unchanged.

The advisory fee withdrawal during Contract Year 4 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,500 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

● All withdrawals for advisory fees are less than 1.50% of the Contract Value and are not treated as a withdrawal under the rider.

● Annual Credit Percentage of 7%.

● Protected Payment Amount = 5% of Protected Payment Base.

● Contract Value immediately before withdrawal = $130,000.

● Automatic Reset at Beginning of Contract Year 4.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Advisory Fee Withdrawals	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000			$100,000	$0	$100,000	$5,000
Activity	$25,000		$1,000	$124,000	$0	$125,000	$6,250
Year 2 Contract Anniversary				$130,000	$8,750	$133,750	$6,688
Activity		$10,000	$1,250	$118,750 (after withdrawal)	N/A	$130,152	$0
Year 3 Contract Anniversary				$115,000	N/A	$130,152	$6,508
Activity			$1,275	$120,000	N/A	$130,152	$6,508
Year 4 Contract Anniversary	(Prior to Automatic Reset)			$135,000	N/A	$130,152	$6,508
Year 4 Contract Anniversary	(After Automatic Reset)			$135,000	N/A	$135,000	$6,750

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The advisory fee withdrawal in Contract Year 1 reduces the Contract Value by the amount of the withdrawal, but it does not terminate the Annual Credit, reduce the Protected Payment Base, reduce the Protected Payment Amount, or establish the Withdrawal Percentage for future Protected Payment Amounts.

A withdrawal of $10,000 as the gross amount is requested during Contract Year 2. The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld).

● $6,500 ÷ (1 - .35) = $10,000 (Gross Amount)

Because the $10,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($10,000 > $6,688), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit is no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $130,000

● Protected Payment Base = $133,750

● Protected Payment Amount = $6,688 (5% × Protected Payment Base; 5% × $133,750 = $6,688)

● No withdrawals, except the advisory fee withdrawal, were taken prior to the excess withdrawal

A withdrawal of $10,000 was taken, which exceeds the Protected Payment Amount of $6,688 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,312 (total withdrawal amount – Protected Payment Amount; $10,000 – $6,688 = $3,312).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $130,000, which equals the $120,000 after the withdrawal plus the $10,000 withdrawal amount. Numerically, the ratio is 2.69% ($3,312 ÷ ($130,000 – $6,688); $3,312 ÷ $123,312 = 0.0269 or 2.69%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $130,152 (Protected Payment Base × (1 – ratio); $133,750 × (1 – 2.69%); $133,750 × 97.31% = $130,152).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $130,152 = $6,508), less cumulative withdrawals during that Contract Year ($10,000), but not less than zero). Since a withdrawal occurred, the Annual Credit will no longer apply.

The advisory fee withdrawal in Contract Year 2 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($130,152), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($130,152) was less than the Contract Value ($135,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $6,750 (5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal (Including any applicable taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 56 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● Annual Credit Percentage of 7%.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

● All withdrawals for advisory fees are less than 1.50% of the Contract Value and are not treated as a withdrawal under the rider.

● Contract Value immediately before withdrawal = $115,000.

● Automatic Reset at Beginning of Contract Year 6.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

For an explanation of the Protected Payment Base and Protected Payment values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

The advisory fee withdrawal in Contract Year 1 reduces the Contract Value by the amount of the withdrawal, but it does not terminate the Annual Credit, reduce the Protected Payment Base, reduce the Protected Payment Amount, or establish the Withdrawal Percentage for future Protected Payment Amounts.

The advisory fee withdrawal in Contract Year 2 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($133,750) plus the Annual Credit ($8,750), no Automatic Reset occurs. The Protected Payment Amount is $0 (0% of the Protected Payment Base) since the Designated Life has not reached 59½ years of age.

Because the $10,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $10,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $10,000 ÷ $115,000 = 0.0870 or 8.70%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($10,000) ($142,500 - $10,000 = $132,500) or (b) the reduction percentage ($142,500 × 8.70%) = $12,397; $142,500 - $12,397 = $130,103. Since $130,103 is less than $132,500, the new Protected Payment Base is $130,103.

The advisory fee withdrawal in Contract Year 3 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 4 Contract Anniversary, since the Contract Value ($101,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs. During Year 4, the Designated Life reaches age 59½ and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 5% of the Protected Payment Base ($130,103) which results in a Protected Payment Amount of $6,505.

The advisory fee withdrawal in Contract Year 4 reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 5 Contract Anniversary, since the Contract Value ($114,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs. The advisory fee withdrawal reduces the Contract Value but does not reduce the Protected Payment Base or the Protected Payment Amount.

At Year 6 Contract Anniversary, since the Contract Value ($132,000) is greater than the Protected Payment Base ($130,103) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 6 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $6,600 (5% × $132,000).

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for the Annual Credit since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is December 20 of each year. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
6/15/2021	$1,875			$100,000	$1,250
9/15/2021	$1,875			$100,000	$0
12/15/2021	$1,875			$100,000	$0
12/20/2021 Contract Anniversary				$100,000	$5,000
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$3,000

Because all withdrawals during the Contract Year (12/20/20 through 12/19/21) were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero. Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD Amount and Contract Anniversary are the same as above. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
06/15/2021	$1,875			$100,000	$1,250
08/01/2021		$4,000		$96,900	$0

On 3/15/21 and 6/15/21 there were RMD Withdrawals of $1,875 that reduced the Protected Payment Amount by the amount of the withdrawals. On 8/1/21 a non-RMD Withdrawal of $4,000 caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $90,000

● Protected Payment Base = $100,000

● Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 –

$1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to an Automatic Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Automatic Resets at Contract Years 2 and 7.

● Withdrawals, are taken each Contract Year:

• Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

● No advisory fee withdrawals are taken.

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $5,100 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $6,300 (6% of the Protected Payment Base).

Example #8 – Higher Age Band Reached Due to an Owner-Elected Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Owner-Elected Resets at Contract Years 2 and 7.

● Withdrawals, are taken each Contract Year:

• Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

● No advisory fee withdrawals are taken.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$98,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Owner-Elected Reset)	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Owner-Elected Reset)	$99,000	$99,000	$4,950
3	$4,950	$96,909	$99,000	$4,950
4	$4,950	$97,816	$99,000	$4,950
5	$4,950	$98,512	$99,000	$4,950
6	$4,950	$98,648	$99,000	$4,950
Year 7 Contract Anniversary	(Before Owner-Elected Reset)	$98,000	$99,000	$4,950
Year 7 Contract Anniversary	(After Owner-Elected Reset)	$98,000	$98,000	$5,880
8	$5,880	$97,650	$98,000	$5,880
9	$5,880	$96,875	$98,000	$5,880
10	$5,880	$94,078	$98,000	$5,880
11	$5,880	$97,528	$98,000	$5,880
12	$5,880	$95,478	$98,000	$5,880
13	$5,880	$92,096	$98,000	$5,880
14	$5,880	$88,660	$98,000	$5,880
15	$5,880	$89,168	$98,000	$5,880
16	$5,880	$91,619	$98,000	$5,880

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
17	$5,880	$92,013	$98,000	$5,880
18	$5,880	$91,349	$98,000	$5,880
19	$5,880	$89,626	$98,000	$5,880
20	$5,880	$86,844	$98,000	$5,880
21	$5,880	$82,002	$98,000	$5,880
22	$5,880	$82,002	$98,000	$5,880

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 65 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is 65 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $4,950 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 70 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is now 70 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $5,880 (6% of the Protected Payment Base).

Example #9 – Lifetime Income.

This example applies to the Portfolio Income Benefit (Single) only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No advisory fee withdrawals are taken.

● No Automatic Reset is assumed during the life of the Rider.

● Annual Credit does not apply.

● Contract Value goes to zero during Contract Year 21.

● Death occurs during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #10 – Lifetime Income.

This example applies to the Portfolio Income Benefit joint option only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No advisory fee withdrawals are taken.

● No Automatic Reset is assumed during the life of the Rider.

● Annual Credit does not apply.

● All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

● Surviving Spouse continued Contract upon death of the first Designated Life.

● Contract Value goes to zero during Contract Year 21.

● Surviving Spouse dies during Contract Year 27 after the $5,000 withdrawal was made.

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 14, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that results in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would termination upon the death of the first Designated Life.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the surviving Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FOR CALIFORNIA SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount provided under the optional Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California) and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Under the base Contract (no optional death benefit riders selected), the Death Benefit Amount is equal to the Contract Value.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’SSPOUSE AND ASSUMES WITHDRAWALS MADE FOR ADVISORY FEES; THESE EXAMPLES APPLY TO CONTRACTS ISSUED IN CALIFORNIA AND ALL OTHER STATES WHERE THIS CONTRACT IS SOLD.

Return of Purchase Payments Death Benefit (and Return of Purchase Payments Death Benefit issued in California)

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

● A withdrawal of $1,000 for advisory fees that did not exceed 1.50% of the Contract Value in a calendar year is taken during Contract Year 4

● A withdrawal of $35,000 is taken during Contract Year 6

● A withdrawal of $10,000 is taken during Contract Year 11.

● A withdrawal of $2,000 for advisory fees is taken during Contract Year 13 and a portion of the withdrawal did exceed 1.50% of the Contract Value in a calendar year (Excess Advisory Fee).

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
Activity		$1,000	$133,515	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
Activity		$2,000	$61,596	$82,805

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
14 Death Occurs			$59,144	$82,805

1The greater of the Net Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

● Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

● Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 4, a withdrawal of $1,000 was made for advisory fees. The withdrawal did not exceed 1.50% of the Contract Value in a calendar year and will not impact the Total Adjusted Purchase Payments.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made which did not include a withdrawal for any advisory fees. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530.

Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629).

During Contract Year 13, a withdrawal of $2,000 was requested by the Owner to pay investment advisory fees. 1.50% of the Contract Value before the withdrawal is $954 (Contract Value of $63,596 x 1.50% = $954). The withdrawal amount for advisory fees in excess of the allowed 1.50% is $1,046 ($2,000 - $954 = $1,046) (Excess Advisory Fee). The amount in excess of the 1.50% ($1,046) will reduce the Total Adjusted Purchase Payment amount on a pro rata basis to $82,257 which is more than the actual amount of the Excess Advisory Fee withdrawn. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount greater than 1.50% ($1,046) divided by the Contract Value prior to the withdrawal ($63,596, which equals the $61,596 Contract Value after the withdrawal plus the

$2,000 withdrawal amount). Numerically, the percentage is 1.64% ($1,046 ÷ $63,596 = 0.0164 or 1.64%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $82,257 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $83,629 × (1 − 1.64%); $83,629 × 98.36% = $82,257).

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the

Total Adjusted Purchase Payments ($82,257) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death

Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER; NO ASSUMPTIONS FOR ADVISORY FEE WITHDRAWALS. THESE EXAMPLES DO NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA; THEY DO APPLY TO ALL OTHER STATES WHERE THIS CONTRACT IS SOLD.

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

● A withdrawal of $35,000 is taken during Contract Year 6.

● Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

● A withdrawal of $10,000 is taken during Contract Year 11.

● No withdrawals for Advisory Fees are taken.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value1	Total Adjusted Purchase Payments1
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Net Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

● Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

● Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629).

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER. THESE EXAMPLES DO NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

● A withdrawal of $35,000 is taken during Contract Year 6.

● Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

● A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Net Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

● Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

● Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2025.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. Reports and other information about Separate Account A are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Pacific Odyssey Advantage, an variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000257473

Pacific Life Insurance Company

Mailing address:

P.O. Box 2378

Omaha, NE 68103-2378

Visit us at our website: www.PacificLife.com

STAT-17500-25A